 As filed with the Securities and Exchange Commission on April 20, 2001
                                                 Registration No. 2-26342
    ---------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-3


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                     Post-Effective Amendment No. 50  [X]
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                            Amendment No. 33  [X]

             LINCOLN NATIONAL VARIABLE ANNUITY FUND A (INDIVIDUAL)

             -----------------------------------------------------

                          [Exact Name of Registrant]

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  -------------------------------------------
                          [Name of Insurance Company]

     1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Indiana  46801
     -----------------------------------------------------------------------

     (Address of Insurance Company's Principal Executive Offices) (Zip Code) Insurance Company's Telephone Number, including Area Code (219)455-2000
     -----------------------------------------------------------------------

                        Elizabeth A. Frederick, Esquire
                  The Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                                 P.O. Box 1110
                           Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)


                                   Copy to:

                          Kimberly J. Smith, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                             Washington, DC 20004

                    ---------------------------------------

It is proposed that this filing will become effective:

           immediately upon filing pursuant to paragraph (b) of Rule 485
-----

  X        on 5/01/01 pursuant to paragraph (b) of Rule 485
-----
           60 days after filing pursuant to paragraph (a)(1) of Rule 485
-----
           on April 30, 1999 pursuant to paragraph (a)(1) of Rule 485
-----
           75 days after filing pursuant to paragraph (a)(2) of Rule 485
-----
           on            pursuant to paragraph (a)(2) of Rule 485.
-----

If appropriate, check the following box:

                   this Post-Effective Amendment designates a new effective date
-----              for a previously filed Post-Effective Amendment.

Lincoln National
Variable Annuity Fund A
Individual variable annuity contracts

Home Office:

The Lincoln National Life Insurance
Company
1300 South Clinton Street
P.O. Box 2340
Fort Wayne, Indiana 46802
Telephone: 1-800-454-6265
www.LincolnLife.com

This Prospectus describes an individual variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life) for use with certain qualified and non-qualified retirement plans. The contractowner does not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that the contractowner cannot outlive or for an agreed upon time. These benefits may be a variable or a fixed amount, or a combination of both. If the contractowner or annuitant dies before the annuity commencement date, we will pay the benefi-ciary a death benefit.

Additional purchase payments may be made to periodic payment contracts and must be at least $25 per payment, and total $600 annually.

The contractowner chooses whether the contract value accumulates on a variable or a fixed (guaranteed) basis or both. If the contractowner puts all purchase payments into the fixed account, we guarantee the principal and a minimum in-terest rate. We limit withdrawals and transfers from the fixed side of the con-tract.

All purchase payments for benefits on a variable basis will be placed in Lin-coln National Variable Annuity Fund A (the fund), a segregated investment ac-count of Lincoln Life. The main investment objective of the fund is the long-term growth of capital in relation to the changing value of the dollar. A sec-ondary investment objective is the production of current income. The fund seeks to accomplish these objectives by investing in equity securities, primarily common stocks.

The contractowner takes all the investment risk on the contract value and the retirement income derived from purchase payments into the fund. If the fund makes money, the contract value goes up; if the fund loses money, the contract value goes down. How much the contract value goes up or down depends on the performance of the fund. We do not guarantee how the fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees any investment in the contract.

This Prospectus gives information about the contracts that one should know be-fore deciding to buy a contract and make purchase payments. This Prospectus should be kept for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) dated May 1, 2001 about the con-tracts has more information about the contracts, and its terms are made part of this Prospectus. For a free copy, write: Annuities Customer Service, The Lin-coln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-454-6265. The SAI and other information about Lincoln Life and the fund are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 2001

Table of contents

                                              Page
--------------------------------------------------
Special terms                                   2
--------------------------------------------------
Expense tables                                  3
--------------------------------------------------
Summary                                         4
--------------------------------------------------
Condensed financial information for the fund    5
--------------------------------------------------
Investment results                              6
--------------------------------------------------
Financial statements                            6
--------------------------------------------------
Lincoln National Life Insurance Co.             6
--------------------------------------------------
Fixed side of the contract                      6
--------------------------------------------------
Fund A                                          6
--------------------------------------------------
Charges and other deductions                    7
--------------------------------------------------
The contracts                                   8
--------------------------------------------------

                                                          Page
--------------------------------------------------------------
Annuity payouts                                            11
--------------------------------------------------------------
More information about the fund                            13
--------------------------------------------------------------
Federal tax matters                                        13
--------------------------------------------------------------
Voting rights                                              17
--------------------------------------------------------------
Distribution of the contracts                              17
--------------------------------------------------------------
State regulation                                           17
--------------------------------------------------------------
Restrictions under the Texas Optional Retirement Program   17
--------------------------------------------------------------
Records and reports                                        17
--------------------------------------------------------------
Other information                                          18
--------------------------------------------------------------
Table of Contents for SAI                                  18
--------------------------------------------------------------

Special terms

(Throughout this Prospectus, we have italicized the special terms.)

Accumulation unit - A measure used to calculate contract value for the vari-able side of the contract before the commencement of annuity date.

Annuitant - The person on whose life the annuity benefit payments are based and made to after the annuity commencement date.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity benefits under the annuity payout option you select.

Annuity unit - A measure used to calculate the amount of annuity payouts after the annuity commencement date.

Beneficiary - The person the contractowner chooses to receive the death bene-fit that is paid if the contractowner or annuitant dies before the annuity commencement date.

Contractowner - The annuitant or other designated person, except in cases where a contract is issued to a trustee of a trust or a custodian (1) of a qualified pension or profit-sharing plan or (2) of an Individual Retirement Annuity (under Sections 401(a) and 408 of the Internal Revenue Code, or "tax code"), or (3) where a contract is issued in connection with a deferred com-pensation plan (under Section 457 of the tax code). In these cases, the contractowner is the trustee or custodian.

Contract value - At a given time, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - The amount payable to the designated beneficiary if the contractowner or annuitant dies before the annuity commencement date.

Lincoln Life (the Company, we, us, our) - The Lincoln National Life Insurance Company.

Purchase payments - Amounts paid into the contract.

Participant - The individual participating in the qualified pension or profit-sharing plan, deferred compensation plan, tax deferred annuity, or tax shel-tered annuity.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (normally, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:
(as a percentage of purchase payments unless otherwise indicated)

                                          Single  Periodic
                                          Premium Premium
                                          (SP)    (PP)
Sales load on purchase payments           2%+$50   4.25%
Administrative expense                       $65   1.00%
Minimum death benefit rider (if elected)    .75%    .75%

We may waive or reduce these charges in certain situations. See Charges and other deductions. For existing holders of periodic payment contracts, we may increase the combined sales and administrative expense charge above 5.25% for any year's payment that is more than twice the original year's payment.

Fund A annual expenses (as a percentage of average net assets)

Management fees                    0.32%
Mortality and expense risk charge  1.00%
                                   -----
  Total Annual Expenses            1.32%

Examples
(expenses of the contract and the fund)

                                        1 Year    3 Years   5 Years  10 Years
                                       S.P. P.P. S.P. P.P. S.P. P.P. S.P. P.P.
------------------------------------------------------------------------------
Contractowner would pay the following
 expenses
 on a $1,000 investment, assuming 5%
 annual
 return on assets:                     $154 $73  $179 $99  $205 $128 $279 $210

We provide this table and these examples to help the contractowner and partici-pant understand the direct and indirect costs and expenses of the contract and the fund. The examples assume that the minimum death benefit is in effect. Without this benefit, expenses would be lower.

For more information, see Charges and other deductions in this Prospectus. Pre-mium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is an individual annuity contract between the contractowner and Lincoln Life, and is one of two types: an immediate an-nuity or a deferred annuity. Immediate annuities may only be purchased with a single payment; deferred annuities may be purchased with a single payment or periodic payments. It may provide for a fixed annuity and/or a variable annui-ty. The contracts are no longer being sold to new contractowners. Certain ben-efits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

What is the fund? It is a separate account we established under Indiana insur-ance law, and registered with the SEC as a management investment company. Fund assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Fund A.

Who invests the money? The investment adviser for the fund is Lincoln Life. The sub-adviser for the fund is Vantage Investment Advisers (VIA). See Fund A -- Investment adviser.

How is the money invested? The principal investment objective of the fund is the long-term growth of capital in relation to the changing value of the dol-lar. A secondary investment objective is the production of current income. See Fund A -- Investment advisor.

How does the contract work? A contractowner purchases accumulation units with purchase payments during the accumulation phase. If the contractowner decides to purchase annuity payouts, the accumulation units are converted to annuity units. The amount of an annuity payout will be based on the number of annuity units received and the value of each annuity unit on payout days. See The con-tracts.

What charges are there under the contract? We deduct sales load from each pur-chase payment (2% +$50 from a single payment, 4.25% from each periodic pay-ment), along with an administrative expense ($65 from a single payment, 1.00% from each periodic premium); and if the contractowner elects the minimum death benefit, an additional charge of 0.75% from each purchase payment. We may re-duce or waive these charges in certain situations. See Charges and other de-ductions.

We also will deduct any applicable premium tax from purchase payments.

The fund pays to us a management fee equal to an annual rate of 0.323%, and a mortality and expense risk charge equal to 1.00%, of the average daily net as-set value of the fund. See Fund A -- Investment management.

For information about the compensation we pay in connection with premium pay-ments under the contracts, see The contracts -- Commissions.

What purchase payments must be made, and how often? Subject to the minimum payment amounts, the payments are completely flexible. See The contracts -- Periodic Purchase payments.

How will the annuity payouts be calculated? If the contractowner decides to annuitize, he or she may select an annuity option and start receiving annuity payouts from the contract on a fixed basis, a variable basis, or a combination of both. See Annuity payout options. Remember that participants in the fund benefit from any gain, and take a risk of any loss, in the value of the secu-rities in the fund's portfolio.

What happens if the contractowner or annuitant dies before annuitization? If the contractowner elects the minimum death benefit, and the annuitant is age 64 or younger at the time of death, the beneficiary will receive the greater of purchase payments (less Rider Premiums and withdrawals) or contract value. If the contractowner does not elect the minimum death benefit or the annuitant is 65 or older at the time of death, the beneficiary will receive contract value. The beneficiary has options as to how the death benefit is paid. See Death benefit before the annuity commencement date.

May contract value be transferred between the variable and fixed sides of the contract? Yes, with certain limits. See The contracts -- Transfers.

May the contractowner surrender the contract or make a withdrawal? Yes, sub-ject to contract requirements and to the restrictions of any qualified retire-ment plan for which the contract was purchased. See Surrenders and withdraw-als. A portion of surrender/withdrawal proceeds may be taxable. In addition, if the contractowner decides to take a distribution before age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a with-drawal also may be subject to 20% withholding. See Federal tax matters--Fed-eral income tax withholding.

Condensed financial information for the fund

(For an accumulation unit outstanding throughout the year)

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for the fund for periods ending December 31 is derived from the fund's financial statements which have been audited by Ernst & Young LLP, independent auditors. It should be read along with the fund's financial state-ments, notes and report of independent auditors which are included in the SAI.

                           2000      1999     1998     1997     1996     1995    1994    1993    1992    1991
---------------------------------------------------------------------------------------------------------------
Investment income.......  $  .265   $  .283  $  .301  $  .286  $  .267  $ .251  $ .217  $ .204  $ .206  $ .181
Expenses................     .275      .256     .217     .178     .139    .114    .095    .090    .083    .076
                          -------   -------  -------  -------  -------  ------  ------  ------  ------  ------
Net investment income...    (.010)     .027     .084     .108     .128    .137    .122    .114    .123    .105
Net realized and
 unrealized gain (loss)
 on investments.........   (2.454)    3.106    3.028    3.755    1.735   2.539   (.040)   .522   (.099)  1.402
                          -------   -------  -------  -------  -------  ------  ------  ------  ------  ------
Net increase (decrease)
 in accumulation unit
 value..................   (2.464)    3.113    3.112    3.863    1.863   2.676    .082    .636    .024   1.507
Accumulation unit value
 at beginning of year...   21.845    18.712   15.600   11.737    9.874   7.198   7.116   6.480   6.456   4.949
                          -------   -------  -------  -------  -------  ------  ------  ------  ------  ------
ACCUMULATION UNIT VALUE
 AT END OF YEAR.........  $19.381   $21.845  $18.712  $15.600  $11.737  $9.874  $7.198  $7.116  $6.480  $6.456
                          =======   =======  =======  =======  =======  ======  ======  ======  ======  ======
         RATIOS
Ratio of expenses to
 average net assets.....     1.28%     1.28%    1.28%    1.27%    1.28%   1.28%   1.27%   1.27%   1.27%   1.27%
Ratio of net investment
 income to average net
 assets.................     (.05)%     .14%     .49%     .77%    1.17%   1.65%   1.75%   1.72%   2.01%   1.85%
Portfolio turnover rate.    66.67%    21.46%   31.10%   32.56%   49.94%  48.95%  64.09%  49.90%  70.97%  36.99%
Number of accumulation
 units outstanding at
 end of year (expressed
 in thousands)..........    5,787     6,366    7,176    7,723    8,462   9,569   9,908  11,538  12,742  14,185

Investment results

At times, the fund may compare its investment results to various unmanaged in-dices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in the changes in unit value. See the SAI for further in-formation. Performance is based on past performance and does not indicate or represent future performance.

Financial statements

The financial statements for the fund and the statutory-basis financial state-ments for Lincoln Life are located in the SAI. For a free copy of the SAI, call 1-800-454-6265.

Lincoln National Life Insurance Co.

Lincoln Life, organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annu-ities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Fixed side of the contract

Net purchase payments (Gross Purchase Payments minus sales and administrative expenses) allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the fund. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as securities under the Securities Act of 1933 and has not registered the general account as an investment com-pany under the Investment Company Act of 1940. Accordingly, neither the gen-eral account nor any interests in it are regulated under the Securities Act or the Investment Company Act. Lincoln Life has been advised that the staff of the SEC has not reviewed the disclosures included in this Prospectus which re-late to our general account and to the fixed account under the contract. Cer-tain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus may apply to these disclo-sures, however. This Prospectus serves as a disclosure document only for as-pects of the contract involving the fund, and therefore contains only selected information regarding the fixed side of the contract. Complete details regard-ing the fixed side of the contract are in the contract.

The contract specifies that net purchase payments allocated to the fixed side of the contract will be credited with a minimum interest rate of at least 3.5%. A net purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt of that purchase payment, if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.5% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.5% WILL BE DECLARED.

Fund A

On September 16, 1966, we established the fund as a segregated investment ac-count under Indiana Law. It is registered with the SEC as an open-end, diver-sified management investment company under the provisions of the Investment Company Act. Diversified means not owning too great a percentage of the secu-rities of any one company. The fund is a segregated investment account, mean-ing that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the fund are, in accordance with the applica-ble contracts, credited to or charged against the fund. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The obligations arising under the contract are obligations of Lincoln Life. The fund satisfies the definition of separate account under the federal secu-rities laws. We do not guarantee the investment performance of the fund. Any investment gain or loss depends on the investment performance of the fund. The contractowner assumes the full investment risk for all amounts placed in the fund.

The fund is used to support annuity contracts offered by Lincoln Life other than the contracts described in this prospectus. The other annuity contracts may have different charges that could affect performance.

Investment adviser

We are the investment adviser for the fund. We have been registered under the Investment Advisers Act of 1940 since 1967. For more information about us, see Lincoln National Life Insurance Co., above; and Management, in the SAI.

The current board of managers for the fund was elected by the contractowners (See Voting rights.) A majority of these managers are not otherwise interested persons of Lincoln Life as the term "interested persons" is defined in the Investment Company Act. The Board is responsible for autho-rizing investment programs for the fund, for recommending any appropriate changes to those objectives and policies, and for contracting for certain services necessary to the operation of the fund.

In performing investment management services, we provide the board of managers with an investment program for its approval. Once the investment program is approved, we execute the program by placing orders for the purchase or sale of the assets of the fund. We also provide overall management of the fund's busi-ness affairs, subject to the authority of the board of managers.

A sub-advisory agreement is in effect between Lincoln Life and Vantage Invest-ment Advisers ("VIA"), a series of Delaware Management Business Trust (DMBT), 2005 Market Street, Philadelphia, PA 19103, a Delaware corporation that is registered with the SEC as an investment adviser. DMBT is a wholly owned indi-rect subsidiary of Lincoln National Investments, Inc. and ultimately of Lin-coln National Corporation. Under it, VIA may perform substantially all of the investment advisory services required by the fund. However, we remain primar-ily responsible for investment decisions affecting the fund, and no additional compensation from the assets of the fund is assessed as a result of this agreement.

Investment objective and policies
The primary investment objective of the fund is long-term growth of capital in relation to the changing value of the dollar. We will make investments with the objective of providing annuity payments which reflect changes in the value of the dollar over the long term. A secondary investment objective is the pro-duction of current income. Generally, we will reinvest income and realized capital gains.

We usually will invest the fund's assets in a portfolio of equity securities, mainly common stocks, diversified over industries and companies. Diversifica-tion means that we will keep the investments spread out over different indus-tries, and different companies within each industry. We will not concentrate any more than 25% of the fund's assets in any one industry. Diversification, however, does not eliminate the risks inherent in the making of equity invest-ments. These investment objectives and policies are "fundamental." That is, they may not be changed without approval by a majority of contractowners.

Risks
Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the prices of securities have declined while the cost of living was rising.

The value of the investments held in the fund fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in such investments necessary to meet changes in economicconditions.

We will not invest more than 10% of the fund's assets in securities which are privately placed with financial institutions (and cannot be sold to the public without registering with the SEC) ("restricted securities"). We limit invest-ment in restricted securities because the fund may not be able to sell them quickly at a reasonable price.

Other information

For providing investment services to the fund, we make deductions aggregating
 .323% annually of the average daily value of the fund. The fund paid invest-ment advisory fees of $452,720 in 2000, $467,451 in 1999, and $441,232 in
1998.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts. Our administrative costs in-clude: salaries, rent, postage, telephone, travel, legal, actuarial and ac-counting fees, office equipment, and stationery. The risks we assume include: the risk that annuitants receiving annuity payouts under a contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the minimum death benefit option (see below) will exceed the actual contract value; the risk that more owners than expected will qual-ify for reduced sales or administrative charges; and the risk that our costs in providing the services will exceed our revenues from contract charges. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits for which the charge is made. For example, the sales expense charge may not fully cover all of the sales and distribution expenses actually incurred by us.

Deductions from purchase payments
Under periodic payment contracts, we deduct 4.25% for sales expenses and 1% for administrative expenses from each purchase payment when it is received. We may deduct a higher combined sales and administrative expense charge from any year's payment that is more than twice the original year's payment. Under sin-gle payment contracts, we deduct 2% plus $50 from the single purchase payment for sales expense and $65 for administrative expenses. Deductions for sales and administrative expenses made from purchase payments applied to the fixed side of the contract are the same as those made from purchase payments applied to the fund.

If the contractowner elected the minimum death benefit, we make an additional deduction of .75% from each purchase payment. We expect to make a profit from the sale of this death benefit.

We will deduct from purchase payments any premium tax or other tax levied by any governmental entity with regard to the contracts of the fund. The applica-ble premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of the contractowner's state of residence. The tax ranges from 0% to 5.0%.

Deductions from average daily value of the fund
We assume the risk that annuitants as a class may live longer than expected (mortality risk) and that expenses may be higher than the deductions for such expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions are higher than expenses, the excess will be a profit to us.

In return for the assumption of these risks, daily deductions aggregating 1.002% annually of the average daily value of the fund are made consisting of
 .9% for mortality risk and .102% for expense risk.

We also deduct a management fee for investment advisory services equal to 0.323% annually of the average daily value of the fund. See Fund A -- Other in-formation.

Additional Information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower dis-tribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of adminis-trative or sales functions by the employer, (3) the use by an employer of auto-mated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribu-tion or administrative expenses. The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.

Experience Rating Credit

The variable annuity contracts allow us to grant an "experience rating credit." Essentially, the experience rating credit allows (but does not require) us to return any sales and administrative charges that were in excess of the actual costs. During 2000, we did not pay any experience rating credits. The granting of experience rating credits in any year in no way obligates us to grant such credits in ensuing years.

The contracts

Purchase of contracts
We no longer offer contracts for sale. However, existing contractowners can make purchase payments of at least $25 under the periodic contracts. The total of periodic purchase payments made in a single year must be at least $600.

Periodic purchase payments
Periodic purchase payments are payable to us at a frequency and in an amount the contractowner selected in the application. If the contractowner stops mak-ing purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the contractowner's state's non-forfeiture law for individual deferred annuities. Payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, maturity date or the death of the contractowner (or joint owner, if applicable), whichever comes first.

Valuation date

Accumulation and annuity units will be valued once daily at the close of trad-ing (normally, 4:00 p.m., New York time) on each day the New York Stock Ex-change is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the fund or into the fixed account, according to the contractowner's instructions. Net Purchase payments, allocated to the fund are converted into accumulation units and are credited to the account of each contractowner. The number of accumulation units credited is determined by dividing the net purchase payment by the value of an accumulation unit on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units deter-mined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the fund's investments perform, but also upon the expenses of the fund.

Valuation of accumulation units
Purchase payments allocated to the fund are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the fund. The accumulation unit value for the fund was established on March 1, 1967, at $1. It may increase or decrease from valuation period to valuation pe-riod. We determine the value of an accumulation unit on the last day of any following valuation period as follows:

(1) The total value of the fund by its net asset value at end of the valuation period; minus

(2) The liabilities of the fund at the end of the valuation period; these lia-bilities include, daily charges imposed on the fund, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the fund); and

(3) The result of steps (1) and (2) is divided by the number of fund units outstanding at the beginning of the valuation period.

The daily charges imposed on the fund for any valuation period are equal to the daily mortality and expense risk charge and the daily management fee mul-tiplied by the number of calendar days in the valuation period.

Valuation of annuity units. We set the value of an annuity unit for the period ending March 1, 1967, at $1. We determine the value of the annuity unit for any following valuation period by multiplying (a) the annuity unit value from the previous valuation period by (b) the net investment factor for the valua-tion period containing the 14th day prior to the last day of the current valu-ation period by (c) a factor to neutralize the assumed investment rate (AIR) built into the annuity table contained in the contract which is not applicable as actual net investment income is credited instead.

The value of an annuity unit on any date on which the NYSE is closed is its value on the next day on which the NYSE is open. We use the net investment factor for the 14th day prior to the current valuation date in calculating the value of an annuity unit in order to calculate amounts of annuity payments and to mail checks in advance of their due dates. We normally issue and mail such checks at least three days before the due date.

Transfer from the fund on or before the annuity commencement date
The contractowner may transfer all or any part of the contract value from the fund to the fixed side of the contract.

The contractowner may also transfer all or any part of the contract value from the fixed side of the contract to the fund subject to the following restric-tions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12-month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers after the annuity commencement date
The contractowner may transfer all or a portion of his or her investment in the fund to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these trans-fers. However, we reserve the right to impose a charge. No transfers are al-lowed from the fixed side of the contract to the fund.

Death benefit before the annuity commencement date
Qualified Contracts. The contractowner may designate a beneficiary during the life of the annuitant and change the beneficiary by filing a written request with our home office. Each change of beneficiary revokes any previous designa-tion. We reserve the right to request that the contract for endorsement of a change of beneficiary be sent to us.

If the annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit equal to the contract value, or, if greater and you have elected it, the minimum death benefit.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1) proof, satisfactory to us, of the death of the annuitant; (2) written au-thorization for payment; and (3) our receipt of all required claim forms, fully completed.

The minimum death benefit is equal to the total purchase payments applied mi-nus any withdrawals, partial annuitizations, premium taxes incurred and rider premiums.

If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Fed-eral tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If an election has not been made by the end of the 60 day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the Investment Company Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective in-terests (There are no restrictions on the beneficiary's use of the pro-ceeds.); and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner, or to the contractowner's estate, as applicable.

Nonqualified Contracts. If the contractowner of a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the contract value of the contract will be paid as follows:

1. Upon the death of a nonannuitant contractowner, the contract value shall be paid to any surviving joint or contingent owner(s). If no joint or contin-gent owner has been named, then the contract value shall be paid to the an-nuitant named in the contract; and

2. Upon the death of a contractowner, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of this con-tract regarding death of annuitant will control. If the beneficiary is the surviving spouse of the contractowner, the surviving spouse may elect to continue the contract, in his or her name as the new contractowner, and the contract will continue as though no death benefit had been payable.

The tax code requires that any distribution be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life an-nuity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Joint/contingent ownership
If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, in-dependently of the other, may exercise any ownership rights in this contract.

A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the con-tract or a withdrawal of a portion of the contract value upon the contractowner's written request, subject to the rules discussed below. Surren-der or withdrawal rights after the annuity commencement date depend upon the annuity option elected by the contractowner.

The contract value available upon surrender/withdrawal is the contract value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we re-ceive a valid written request at the home office. The payment may be postponed as permitted by the Investment Company Act.

The tax consequences of a surrender are discussed later in this Prospectus. See Federal tax matters.

Participants in the Texas Optional Retirement Program should refer to the Re-strictions under the Texas Optional Retirement Program, later in this Prospec-tus.

We may terminate the contract, if the frequency of purchase payments or the contract value falls below the contractowner's state's minimum standards.

Delay of Payments

Contract proceeds from the fund will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contract owners.

Reinvestment privilege

The contractowner may elect to make a reinvestment purchase with any part of the proceeds of a surrender/ withdrawal of the contract without any deductions by the Company. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. The contractowner must represent to us that the proceeds being used to make the purchase have retained their tax-favored status under an ar-rangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are re-invested will be based on the value of the accumulation units on the next val-uation date (see More information about the fund -- Valuing the fund's as-sets). This computation will occur following receipt of the proceeds and re-quest for reinvestment at our home office. The contractowner may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate trans-actions. A tax adviser should be consulted before a request for surrender/withdrawal or subsequent reinvestment purchase is made.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the In-vestment Company Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
The commissions paid to dealers are a maximum of 5.25% of each purchase pay-ment.

Ownership
The contractowner has all rights under the contract. According to Indiana law, the assets of the fund are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the fund are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.

Contractowner questions
The obligations to purchasers under the contracts are those of Lincoln Life. Questions about the contracts should be directed to us at 1-800-454-6265.

Annuity payout options

When you applied for a contract, you could select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Sec-tion 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, pro-vide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity op-tions), each of which is payable on a variable basis, a fixed basis or a com-bination of both. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semi-annual or annual in-stallments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity payout options available.

Payouts for guaranteed period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years. However, under contracts issued in connection with Section 403(b) plans, this option is not available if the sum of the number of years over which monthly payouts would be made and the age of the annuitant on the first scheduled payment date is greater than 95.

Life income with payouts for guaranteed period. This option guarantees peri-odic payouts during a designated period of 10, 15 or 20 years, and then con-tinues throughout the lifetime of the annuitant. The contractowner selects the designated period.

Unit refund life annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units equal to the excess, if any, of: (a) the total amount applied under this option, divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units repre-sented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office. (Not avail-able as a fixed payout.)

Payouts of designated amount. This option offers equal annual, semi-annual, quarterly or monthly payouts of a designated amount (not less than $50 per year per $1,000 of original proceeds left with us) until the proceeds are ex-hausted. The minimum amount withdrawable under this option is not necessarily the recommended amount. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a fixed payout.)

Interest income. Under this option, the proceeds may be left on deposit with us, subject to withdrawal upon demand, and interest will be paid annually, semi-annually, quarterly or monthly as the contractowner elects. We guarantee an interest rate of 3% per year. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a variable payout.)

Annuity settlement. This option offers payouts in the form provided by any single payment immediate annuity contract issued by us on the date the pro-ceeds become payable. However, the amount of the first payment shall be 103% of the first payment which such proceeds would otherwise provide under such annuity contract on the basis of the Company's rates in effect on such date. In calculating the first payment under the single payment immediate annuity contract selected under this option, we assume that a deduction for sales and administrative expenses has been made from the amount applied.

Life annuity. This option offers periodic payouts during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficia-ries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint and last survivor annuity. This option offers periodic payouts during the joint lifetime of the annuitant and a designated second person. The payouts continue during the lifetime of the survivor.

Joint and two-thirds to survivor annuity. This option provides a periodic payouts during the joint lifetime of the annuitant and a designated second person. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

If any payee dies after an annuity payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option): the present value of unpaid payments under the payouts for guaranteed period or life income with guaranteed period; the amount payable at the death of the payee under the unit refund; or the proceeds remaining with Lincoln Life under the payouts of designated amount or interest income. If the annuity set-tlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's es-tate (unless otherwise specified in the election option).

Present values will be based on the Assumed Investment Rate [see Assumed in-vestment rate (AIR)] used in determining annuity payments. The mortality and expense risk charge and the charge for administrative services will be assessed on all annuity options, including those that do not have a life contingency and thus no mortality risks.

General information
None of the options listed above currently provides withdrawal features, per-mitting the contractowner to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the re-quirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

The annuity commencement date is usually on or before the annuitant's 85th birthday. The annuity commencement date may be changed upon written notice to our home office. We must be given at least 30 days notice before the date on which payouts are to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless another option is selected, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account alloca-tions at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the ben-eficiary as payouts become due.

Assumed investment rate (AIR)
The contractowner may elect an AIR of 3.5%, 4.5% or 5%, as state law or regula-tions permit. These AIRs are used to determine the required level of employer contributions in connection with certain pension plans. They do not reflect how the value of the fund's investments has grown or will grow.

The contractowner's choice of AIR affects the pattern of annuity payments. A higher AIR will produce a higher initial payment but a more slowly rising se-ries of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower AIR.

The following table shows the annuity unit values at each year end for the dif-ferent AIRs:

Annuity Unit Values Assumed Investment Rate

December
31        3.5%  4.5%  5%
---------------------------
1991      2.565 2.031 1.809
1992      2.705 2.120 1.476
1993      2.870 2.227 1.964
1994      2.805 2.156 1.892
1995      3.718 2.830 2.472
1996      4.268 3.218 2.797
1997      5.482 4.094 3.541
1998      6.353 4.699 4.045
1999      7.167 5.250 4.500
2000      6.144 4.458 3.801

Variable annuity payouts
Variable annuity payouts will be determined using:

1. The contract value on the annuity commencement date;

2. The annuity tables contained in the contract;

3. The annuity option selected; and

4. The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We may use sex distinct tables in contracts that are not associated with em-ployer sponsored plans.

When calculating the first payment under a single payment immediate annuity contract, you should assume that a deduction for sales and administrative ex-penses (which currently amounts to 2% plus $115 for single payment variable an-nuity contracts) has been made from the amount applied under this provision.

Immediate annuity contracts. For immediate annuities, the number of annuity units purchased is specified in the contract. We determine the number of annu-ity units by (a) multiplying the net single payment (after deductions) by the applicable annuity factor from the annuity table that we are then using for im-mediate variable annuity contracts, and then (b) dividing by the value of the annuity unit based on the net investment factor calculated on the valuation date of the day or the day after the contract was issued. This number of annu-ity units does not change during the annuity period, and we determine the dol-lar amount of the annuity payment by multiplying the number of annuity units by the then value of an annuity unit.

More information about the fund

Valuing the fund's assets. In determining the value of the assets of the fund, each security traded on a national securities exchange is valued at the last reported sale price on the valuation date. If there has been no sale that day, then the value of the security is taken to be the average of the reported bid and asked prices at the time which the value is being determined.

Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the average of the quoted bid and asked prices on the valuation date. Securities, including restricted securities or other as-sets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

Restrictions
The investments of the fund are subject to the provisions of the Indiana In-surance Law concerning earnings records, preferred stock overage, self-deal-ing, real estate holdings and concentration.

Loans will not be made, but the purchase of a portion of an issue of bonds, debentures or other securities publicly distributed or privately placed with financial institutions shall not be considered the making of a loan.

The fund will not:

 1. Invest more than 5% of the value of the fund's assets in securities of any one issuer, except obligations of the United States Government and instru-mentalities thereof.

 2. Acquire more than 10% of the voting securities of any one issuer.

 3. Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the assets.

 4. Underwrite securities of other issuers.

 5. Purchase or sell real estate as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the fund in real properties.

 6. Purchase commodities or commodity contracts.

 7. Make short sales of securities.

 8. Make purchases on margin, except for such short-term credits as are neces-sary for the clearance of transactions.

 9. Invest in the securities of a company for the purpose of exercising man-agement or control.

10. Place emphasis upon obtaining short-term trading profits, but it may en-gage in short-term transactions in the event that a change in economic conditions or a rapid appreciation or depreciation of stock prices occurs. (See the fund's portfolio turnover rates set forth in Condensed financial information for the fund.) The securities markets in general have experi-enced volatility due to rapidly shifting economic trends. This volatility can affect turnover.

11. Plan to make investments in securities of other investment companies. How-ever, the right is reserved to make such investments up to a maximum of 10% of the value of the assets of the fund, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

Sales and administrative charges and agreements

The administrative and sales services are provided under a Sales and Adminis-trative Services Agreement executed by the Company and the fund. For sales and administrative expenses, the fund paid $5,746 in 2000, $6,920 in 1999, and $10,852 in 1998.

Custodian
Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245 ("Chase") is Custodian for the fund pursuant to a Custodian Agreement effec-tive October 1, 1998.

It is anticipated that by the end of 3rd quarter 2001, the Custodian for the fund will be changed to Mellon Bank, 1735 Market Street, Suite 1735, Philadel-phia, Pennsylvania 19103. This change is not expected to result in any mate-rial variation in the custodial services currently provided to the fund.

Lincoln Life performs the dividend and transfer functions for the fund.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your con-tract value until you receive a contract distribution. However, for this gen-eral rule to apply, certain requirements must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 . The investments of the fund must be "adequately diversified" in accordance with IRS regulations.

 . Your right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual), the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the fund must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the fund must be "adequately diversified." IRS regulations define standards for determining whether the investments of the fund are ade-quately diversified. If the fund fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the un-derlying investment options will comply with the IRS regulations so that the fund will be considered "adequately diver-sified."

Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the I.R.S. has not issued guidance specifying those lim-its, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the fund and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the I.R.S. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract with-out your consent to try to prevent the tax law from considering you as the owner of the assets of the fund.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Fed-eral income tax purposes. In that event, you would be currently taxable on the excess of the contract value over the purchase payments of the contract.

Tax Treatment of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax pur-poses and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordi-nary income than on capital gains. You will pay tax on a surrender to the ex-tent the amount you receive exceeds your purchase payments. In certain circum-stances your purchase payments are reduced by amounts received from your con-tract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the purchase payments in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout op-tion, they are taxed in the same manner as annuity payouts.

  . If the beneficiary does not receive death benefits under an annuity pay-out option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date--

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase pay-ments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your con-tract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include with-drawals, surrenders, or annuity payouts that:

 . you receive on or after you reach age 59 1/2,

 . you receive because you became disabled (as defined in the tax law),

 . a beneficiary receives on or after your death, or

 . you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified an-nuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insur-ance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one con-tract could affect the amount of a surrender, a withdrawal or an annuity pay-out that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount re-ceived as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the ex-tent it exceeds your purchase payments not previously received. The new own-er's purchase payments in the contract would then be increased to reflect the amount included in your income.

Charges for a contract's death benefit
Your contract may have a minimum death benefit rider, for which you pay an an-nual charge, computed daily. It is possible that the tax law may treat all or a portion of the minimum death benefit rider charge as a contract withdrawal.

Loss of interest deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or enti-ties that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Tax Treatment Of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase pay-ments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensa-tion.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the an-nuitant must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum dis-tribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Fed-
 eral income tax rules permit loans under some section 403(b) plans, but pro-hibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, and the manner of repayment. Your contract or plan may not permit loans.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than gen-eral information about use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Roth IRAs

 . Simplified Employee Pensions ("SEPs")

 . Savings Incentive Matched Plan for Employees ("SIMPLE 401(k) plans")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

 . Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

 . Deferred compensation plans of state and local governments and tax-exempt or-ganizations ("457 plans").

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for purchase pay-ments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a mini-mum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qual-ified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary de-pending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 .received on or after the annuitant reaches age 59 1/2,

 . received on or after the annuitant's death or because of the annuitant's dis-ability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific re-quirements of the exception may vary.

Transfers and direct rollovers

In many circumstances, money may be moved between qualified contracts and qual-ified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suf-fer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified adviser should always be con-sulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the re-cipient with a notice explaining these requirements and how the 20% withhold-ing can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give the recipient an explanation of the withholding requirements.

Tax status of Lincoln Life
Under existing Federal income tax laws, Lincoln Life does not pay tax on in-vestment income and realized capital gains of the fund. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the fund. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the fund, we may impose a charge against the fund to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

Contractowners who have interests in the fund may cast votes. The number of votes the contractowners have the right to cast will be determined as follows: in the accumulation period, the number of votes equals the number of accumula-tion units; in the annuity payout period, the number of votes equals (a) the amount of assets in the fund established to meet the annuity obligations re-lated to the annuitant divided by (b) the value of an accumulation unit. Frac-tional shares will be recognized in determining the number of votes.

During the annuity period, every contractowner has the right to give instruc-tions regarding all votes attributable to the assets established in the fund to meet the annuity obligations related to that contractowner.

Whenever a meeting of the fund is called, each contractowner having a voting interest in the fund will receive proxy voting material, reports, and other materials.

Distribution of the contracts

We are the distributor and principal underwriter of the contracts. The con-tracts were sold by properly licensed registered representatives of indepen-dent broker-dealers which in turn have selling agreements with us and have been licensed by state insurance departments to represent us. We are regis-tered with the SEC as a broker-dealer, under the Securities Exchange Act of 1934, and are a member of the National Association of Securities Dealers
(NASD).

State regulation

As a life insurance company organized and operating under Indiana law, the Company is subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by the Indiana Department of Insurance at least once every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in all institutions as defined in Texas law, (2) retirement, or (3) death. Accordingly, a participant in the ORP will be required to obtain a cer-tificate of termination from his or her employer before he or she can redeem his or her account.

Records and reports

As presently required by the Investment Company Act and applicable regula-tions, we are responsible for maintaining all records and accounts relating to the fund. We have entered into an agreement with the Delaware Management Com-pany, 2005 Market Street, Philadelphia, PA, 19203, to provide accounting serv-ices to the fund. We will mail to each contractowner, at his or her last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the Investment Company Act or any other applicable law or regu-lation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhib-its. Please refer to the Registration Statement for further information about the fund, Lincoln Life, and the contracts offered. Statements in this Prospec-tus about the content of the contracts and other legal instruments are summa-ries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are rou-tine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



Lincoln Life has also reached an agreement in principle to resolve its poten-tial liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the fi-nancial position of Lincoln Life.

Table of Contents for SAI

Item
General Information and History                 B-2
---------------------------------------------------
Special Terms                                   B-2
---------------------------------------------------
Investment Objectives and Policies of the Fund  B-2
---------------------------------------------------
Management                                      B-2
---------------------------------------------------
Investment Advisory and Related Services        B-3
---------------------------------------------------
Brokerage Allocation                            B-3
---------------------------------------------------

Item
Purchase and Pricing of Securities Being Offered  B-3
-----------------------------------------------------
Calculation of Investment Results                 B-5
-----------------------------------------------------
Distribution of Variable Annuity Contracts        B-6
-----------------------------------------------------
Other Services                                    B-6
-----------------------------------------------------
Underwriters                                      B-6
-----------------------------------------------------
Determination of Net Asset Value                  B-6
-----------------------------------------------------
Financial Statements                              B-6

 ...............................................................................

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Fund A (Individual):

                                (Please Print)

Name: ________________________________ Social Security No.: __________________
Address: ______________________________________________________________________
City _________________________________ State ____________
                                                           Zip _______________

Mail to Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

LINCOLN NATIONAL VARIABLE ANNUITY FUND A (Individual)
                                 (Registrant)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                  (Depositor)

 This Statement of Additional Information should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Fund A (Individual) dated May 1, 2001. You may obtain a copy of the Fund A (Individual) Prospectus on request and without charge. Please write Annuities Customer Service, The Lin-coln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-454-6265.

                                   ---------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

                               TABLE OF CONTENTS

Item                                                                        Page
General Information and History............................................ B-2
Special Terms.............................................................. B-2
Investment Objectives and Policies of the Fund............................. B-2
Management................................................................. B-2
Investment Advisory and Related Services................................... B-3
Brokerage Allocation....................................................... B-3
Purchase and Pricing of Securities Being Offered........................... B-3
Calculation of Investment Results.......................................... B-5
Distribution of Variable Annuity Contracts................................. B-6
Other Services............................................................. B-6
Underwriters............................................................... B-6
Determination of Net Asset Value........................................... B-6
Financial Statements....................................................... B-6

                                   ---------

   The date of this Statement of Additional Information is May 1, 2001

Form 10586 (SAI) 4/01

SAI-AI

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

LINCOLN NATIONAL VARIABLE ANNUITY FUND A (Individual)

                      GENERAL INFORMATION AND HISTORY OF
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

 The Lincoln National Life Insurance Company (the Company) is an Indiana in-surance corporation, engaged primarily in the direct issuance of life insur-ance contracts and annuities, and is also a professional reinsurer. The Com-pany is wholly owned by Lincoln National Corporation, a publicly-held insur-ance holding company domiciled in Indiana that engages in insurance and finan-cial services.

                                 SPECIAL TERMS

 The Special terms used in this SAI are the ones defined in the Prospectus.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUND

 This information is discussed in the Prospectus.

                                  MANAGEMENT

Managers and Officers of the Fund

 The Fund is managed by a Board of Managers, whose Members are elected annu-ally by the contractowners. The affairs of the Fund are conducted in accor-dance with Rules and Regulations adopted by the Board of Managers.

                                     Position                            Present Position and Principal
     Name and Address             With the Fund       Age              Occupation During Last Five Years
John B. Borsch, Jr.          Member                   67  Retired (formerly Director of Investments,
1776 Sherwood Road                                        Northwestern University, Evanston, Illinois)
Des Plaines, IL 60016
*Kelly D. Clevenger          Chairman and             48  Vice President, Lincoln National Life Insurance Company
1300 S. Clinton Street       Member
Fort Wayne, IN 46802
*Barbara S. Kowalczyk        Member                   49  Senior Vice President, Lincoln National Corporation
Centre Square, West Tower,                                (formerly
1500 Market St., Suite 3900                               Senior Vice President Lincoln Investment Management, Inc.)
Philadelphia, PA 19102-2112
Nancy L. Frisby, MBA, CPA    Member                   59  Vice President/Chief Financial Officer
127 Sinclair Street, S.W.                                 DeSoto Memorial Hospital
Port Charlotte, FL 33952
Kenneth G. Stella            Member                   57  President, Indiana Hospital and Health Association,
One American Square                                       Indianapolis, Indiana
Indianapolis, IN 46282
*Cynthia A. Rose             Secretary to the Board   46  Secretary/AVP, Lincoln National Life Insurance Company
1300 S. Clinton St.          of Managers
Fort Wayne, IN 46802
Frederick J. Crawford        Treasurer                37  Vice President and Treasurer, Lincoln National Corp.;
Centre Square, West Tower                                 President
1500 Market St., Suite 3900                               and Market Manager Greater Cincinnati Region of Bank One,
Philadelphia, PA 19102-2112                               N.A.; and First Vice President and Senior Banker, Division
                                                          of
                                                          First Chicago NBD.
Eric C. Jones                Assistant Vice President 40  Assistant Vice President, Finance, Director of Separate
1300 S. Clinton Street       and Chief Accounting         Account
Fort Wayne, IN 46802         Officer                      Financial Operations, Lincoln National Life Insurance Co.
Steven M. Kluever            2nd Vice President       38  2nd Vice President, Funds Management, Lincoln National Life
1300 S. Clinton Street                                    Insurance Co.
Fort Wayne, IN 46802

*An "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.

Remuneration of Certain Affiliated Persons

 No person receives any remuneration from the Fund. The Company pays all ex-penses relative to the operation of the Fund, for which it deducts certain amounts (see the Prospectus).
                                                                            B-2
SAI-AI

Code of Ethics

 The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of a Code of Ethics that has been adopted by the Fund's Board of Managers. Access Per-sons are required to follow the guidelines established by the Fund's Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, Sub-Adviser and Principal Underwriter, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of the Fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. The Fund's Board of Managers is required to review and approve the Codes of Ethics for its Advis-er, Sub-Adviser and Principal Underwriter.
 The Code of Ethics for the Fund, Adviser, Sub-Adviser and Principal Under-writer can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. The hours of operation of the Public Reference Room are available by calling 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies are also available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington D.C. 20549-0102.

Control of the Fund

 No person is the record or beneficial owner of 5% or more of the Fund. In ad-dition, Members of the Board of Managers and officers of the Fund as a group own less than 1% of the Registrant.

                   INVESTMENT ADVISORY AND RELATED SERVICES

 This information is disclosed in the Prospectus.

                             BROKERAGE ALLOCATION

 The Company places orders for the purchase and sale of securities for the Fund's portfolio. It is the Fund's policy to have orders placed with brokers or dealers who will give the best execution of such orders at prices and under conditions most favorable to the Fund. The Company will customarily deal with principal market makers in purchasing over-the-counter securities. In the al-location of brokerage business, preference may be given to those brokers and dealers who provide statistical, research, or other services--so long as there is no sacrifice in getting the best price and execution.
 Consistent with the policy of seeking best price and execution for the trans-action size and the risk involved, in selecting brokers or dealers or negoti-ating the commissions to be paid, the Company considers each firm's financial responsibility and reputation, range and quality of the service made available to the Fund and the broker's or dealer's professional services, including exe-cution, clearance procedures, wire service quotations and ability to provide performance, statistical and other research information for consideration, analysis and evaluation by the Company. In accordance with this policy, the Company does not execute brokerage transactions solely on the basis of the lowest commission rates available for a particular transaction.

 Securities of the same issuer may be purchased, held or sold at the same time by the Fund or other accounts or companies for which the adviser provides in-vestment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as the other clients of the adviser, the adviser, to the ex-tent permitted by applicable laws and regulations, may aggregate such securi-ties to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage com-missions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fi-duciary obligations to all such clients, including the Fund. In some instanc-es, the procedures may impact the price and size of the position obtainable for the Fund.

 The adviser may from time to time direct trades to brokers which have pro-vided specific brokerage or research services for the benefit of the adviser's clients; in addition the adviser may allocate trades among brokers that gener-ally provide superior brokerage and research services. During 2000, the ad-viser directed transactions totaling approximately $59 million to these bro-kers and paid commissions of approximately $80,759 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee payable to the adviser by an amount that might be attribut-able to the value of such services.

 The Fund paid brokerage fees of $190,935 in 2000, $56,000 in 1999, and $89,107 in 1998.

               PURCHASE AND PRICING OF SECURITIES BEING OFFERED

Offering to Public; Sales Load

 This information is disclosed in the Prospectus.
                                      B-3
SAI-AI

General Formulas for Determining Value of the Accumulation Unit

 The following formulas set out in general terms the computation of the Accu-mulation Unit value at the close of trading on any day upon which the New York Stock Exchange is open.

                 Investment Income + Capital Gains - Capital Losses - Taxes
                 -------------------------------------------
Gross Investment Rate =
                   Value of Fund at Beginning of Valuation
                                   Period

Net Investment Rate = Gross Investment Rate - .0000363 (for a one day Valuation Period)

Net Investment Factor = Net Investment Rate + 1.00000000

                   Accumulation Unit
                         Value
Accumulation Unit Value =             X Net Investment Factor

                   on Preceding
                   Valuation Date
Calculation of Accumulation Unit Value Using Hypothetical Example

 The above computations may be illustrated by the following hypothetical exam-ple. Assume that the value of the assets of the Fund at the beginning of a one day valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment in-come was $4,000, the net unrealized capital gains were $6,000 and the net re-alized capital losses were $3,000. Assuming these figures are net after provi-sion for applicable taxes, the value of the assets of the Fund at the end of the valuation period, before adding payments received during the period, would thus be $5,007,000 ($5,000,000 plus $4,000 plus $6,000 minus $3,000).
 The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which pro-
duces .14% (.0014). The net investment rate for the valuation period is deter-mined by deducting .00363% (.0000363) from the gross investment rate, which results in a net investment rate of .13637% (.0013637). The net investment factor for the valuation period would be determined as the net investment rate plus 1.0, or 1.0013637.
 The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.0013637), which produces $1.1365478.

General Formulas for Determining Dollar Amount of Annuity Payments

                  Dollar Amount of First Monthly
                              Payment
Number of Annuity Units =
                   -------------------------------
                   Annuity Unit Value on Date of
                   First Payment

               Value of Annuity Unit
                                 Factor to Net Investment Factor for
Annuity Unit Value = on Preceding Valuation X Neutralize X 14th Day Preceding Current
               Date              AIR       Valuation Date

Dollar Amount of                      Annuity Unit Value
Second and Subsequent = Number of Annuity Units X for Period in Which
Annuity Payment                       Payment is Due

Calculation of Annuity Payments Using Hypothetical Example

 The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a contractowner or Participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the 14th day preceding the last day of the valuation period in which annuity pay-ments commence was $1.15 producing a total value of his individual account of $34,500. Assume also that the contractowner or Participant elects an option for which the table in the variable annuity contract indicates the first monthly payment is $6.57 per $1,000 of value applied; the Annuitant's or Par-ticipant's first monthly payment would thus be 34.5 multiplied by $6.57 or $226.67.
 Assume that the Annuity Unit value for the valuation period in which the first payment was due was $1.10. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 206.064. The value of this same number of Annuity Units will be paid in each subsequent month.

 Assume further that the net investment factor for the Fund for the 14th day preceding the last day of the valuation period in which the next annuity pay-ment is due is 1.0019. Multiplying this factor by .99990575 (for a 1 day valu-ation period) to neutralize the Assumed investment Rate (AIR) of 3.5% per year built into the number of Annuity Units determined as per above, produces a re-sult of 1.00180557. This is then multiplied by the Annuity Unit value for the valuation period preceding the period in which the next annuity payment is due (assume $1.105) to produce an Annuity Unit value for the current valuation pe-riod of $1.10699515.
                                      B-4
SAI-AI

 The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 206.064 times $1.10699515, which produces a current monthly payment of $228.11.

                       CALCULATION OF INVESTMENT RESULTS

Standard investment results:

 Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the Fund. This information represents past performance and does not indicate or represent future performance.

 Average annual return for each period is determined by finding the average an-nual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                 P(1+T)n = ERV

Where: P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years

    ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period there-of)

    The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges are de-ducted from premium payments and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in ques-tion.

 In accordance with SEC guidelines, we will report standard performance back to the inception of the Fund.

 Standard performance for the period ending December 31, 2000:

                                            5-                                               10-
             1-year                        year                                             year
             ------                        -----                                            ----
             -14.14%                       13.69%                                           14.25%

Non-standard investment results:

 The Fund may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annui-ties in sales materials including advertisements, brochures and reports. It may or may not reflect the charge for the minimum death benefit that was in effect during the time periods shown. This performance is referred to as non-standard-ized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into the Fund 10 years ago. This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the Fund. This information repre-sents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original invest-ment. Cumulative quotations are arrived at by calculating the change in Accumu-lation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by ap-plying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

 Non-standard annualized performance for the period ending December 31, 2000 (without reflecting the sales load or the minimum death benefit charge)

                                                     5-               10-               Since
    YTD          1-year            3-year           year             year             Inception
   ------        ------            ------           -----            -----            ---------
   -11.28%       -11.28%            7.50%           14.44%           14.63%             13.78%

                                      B-5
SAI-AI

                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

 The Contracts are no longer being offered. Variable annuity contracts were sold by registered representatives of the Company who have been licensed by the state insurance departments, by certain employees of the Company and through selected dealers who are members of the National Association of Secu-rities Dealers, Inc. (NASD). The Company is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. For contracts of the Fund sold through other broker-dealers, the Company paid the broker-dealer an amount equivalent to the amount deducted for sales expenses. The amount paid to the broker-dealer may have been greater during the first year of a variable annuity contract than the amount deducted for sales expenses. The Company paid any excess over the amount deducted for sales expenses.

                                OTHER SERVICES

Custodian

 This information is disclosed in the Prospectus.

Independent Auditors

 The financial statements of the Fund and the statutory-basis financial state-ments of Lincoln Life appearing in this SAI and Registration Statement, and the accumulation unit values included in the Condensed Financial Information for the Fund appearing in the Prospectus, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing else-where in this document and in the Registration Statement. The financial state-ments audited by Ernst & Young LLP have been included in this document in re-liance on their reports given on their authority as experts in accounting and auditing.

Keeper of Records

 All accounts, books, records and other documents which are required to be maintained for the Fund are maintained by the Company or by third parties re-sponsible to the Company. The Company has entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Fund. No separate charge against the assets of the Fund is made by the Company for this service.

                                 UNDERWRITERS

 The Company is the principal underwriter for the variable annuity contracts. The Contracts are no longer being offered. The Company retains no underwriting commissions from the sale of the variable annuity contracts.

                       DETERMINATION OF NET ASSET VALUE

 A description of the days on which the Fund's net asset value per share will be determined is given in the Prospectus. The New York Stock Exchange is gen-erally closed on New Years Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

                             FINANCIAL STATEMENTS

 Financial statements for the Fund and the statutory-basis financial state-ments of Lincoln Life appear on the following pages.
                                      B-6
                                                                         SAI-AI

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Net Assets
December 31, 2000

                                                   Percent   Number
                                                      of       of      Market
                                                  Net Assets Shares    Value
                                                  ---------- ------ ------------

INVESTMENTS:

Common Stock:

 Aerospace & Defense:...........................      2.5%
 Boeing.........................................              8,300 $    547,800
 General Dynamics...............................              9,200      717,600
 Honeywell International........................             10,800      510,975
 Lockheed Martin................................              9,600      325,920
 Northrop.......................................              5,900      489,700
 United Technologies............................              5,300      416,713
                                                                    ------------
                                                                       3,008,708

 Automobiles & Automotive Parts:................      0.7%
 Ford Motor.....................................             19,454      455,950
 General Motors.................................              7,500      382,031
 Visteon........................................                  1            6
                                                                    ------------
                                                                         837,987

 Banking & Finance:.............................     13.4%
 American Express...............................             21,200    1,164,675
 Associated Banc-Corp...........................             10,200      309,825
 Bank of America................................             20,600      945,025
 Bank One.......................................             22,095      809,236
 Capital One Financial..........................              4,600      302,737
 Chase Manhattan................................              5,350      243,091
 Citigroup......................................             59,997    3,063,597
 Comerica.......................................              5,100      302,812
 Countrywide Credit.............................              7,400      371,850
 Dime Bancorp...................................             22,000      650,375
 Fannie Mae.....................................             11,100      962,925
 Fleet Boston Financial.........................             18,239      685,102
 Freddie Mac....................................              9,400      647,425
 Goldman Sachs Group............................              4,000      427,750
 Household International........................              9,800      539,000
 Lehman Brothers Holdings.......................              5,600      378,700
 Merrill Lynch & Company........................              3,900      265,931
 Metris.........................................                  2           46
 Morgan (J.P.)..................................              7,700    1,274,350
 Morgan Stanley Dean Witter.....................             12,000      951,000
 PNC Financial Group............................              3,100      226,494
 Stilwell Financial.............................              5,900      232,681
 U.S. Bancorp...................................              9,800      286,038
 Washington Mutual..............................              8,300      440,419
 Wells Fargo....................................             16,100      896,569
                                                                    ------------
                                                                      16,377,653

 Buildings & Materials:.........................      0.3%
 Masco..........................................             14,000      359,625
                                                                    ------------

 Cable, Media & Publishing:.....................      2.3%
 Adelphia Communications Class A *..............              9,000      464,625
 AT&T--Liberty Media Class A *..................             26,400      358,050
 Clear Channel Communications *.................              8,930      432,547
 Echostar Communications Class A *..............              3,900       88,725
 Time Warner....................................             14,900      778,376
 Viacom Class B *...............................             15,400      719,950
                                                                    ------------
                                                                       2,842,273

 Chemicals:.....................................      1.7%
 Dow Chemical...................................             14,700      538,387
 DuPont(E.I.)deNemours..........................             16,000      773,000
 Pharmacia......................................              8,900      542,900
 Praxair........................................              5,400      239,625
                                                                    ------------
                                                                       2,093,912

 Computers & Technology:........................     13.4%
 Adobe Systems..................................              2,800      162,925
 America Online *...............................             31,100    1,082,280
 Ariba *........................................              1,600       86,000
 Avaya *........................................              3,208       33,082
 BEA Systems *..................................              3,900      262,519
 Brocade Communications Systems *...............              4,200      385,612
 Cisco Systems *................................             72,200    2,761,650
 Commerce One *.................................              4,400      111,375
 Compaq Computer................................             13,600      204,680
 Dell Computer *................................             29,700      517,894
 EMC *..........................................             19,000    1,263,500

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Net Assets--Continued

                                                  Percent   Number
                                                     of       of       Market
                                                 Net Assets Shares     Value
                                                 ---------- ------- ------------

 Computers & Technology: (continued)...........
 First Data....................................               8,300 $    437,306
 Gateway *.....................................               5,400       97,146
 Hewlett-Packard...............................              17,600      555,500
 i2 Technologies *.............................               3,200      174,000
 International Business Machines...............              19,000    1,615,000
 Juniper Networks *............................               3,000      378,188
 Micron Technology *...........................               8,900      315,950
 Microsoft *...................................              45,400    1,974,900
 Oracle *......................................              47,800    1,389,188
 Palm *........................................               8,009      226,755
 Redback Networks *............................               1,600       65,600
 SDL *.........................................                 800      118,550
 Siebel Systems *..............................               5,000      338,750
 Sun Microsystems *............................              32,800      914,300
 VeriSign *....................................               2,812      208,615
 Veritas Software *............................               6,697      585,988
 Yahoo *.......................................               2,000       60,344
                                                                    ------------
                                                                      16,327,597

 Consumer Products:............................      2.9%
 Avon Products.................................               5,400      258,525
 Gillette......................................              18,900      682,763
 Kimberly-Clark................................               4,700      332,243
 Minnesota Mining & Manufacturing..............               5,500      662,750
 Procter & Gamble..............................              17,300    1,356,969
 Tyco International............................               4,100      227,550
                                                                    ------------
                                                                       3,520,800

 Electronics & Electrical Equipment:...........     10.2%
 Advanced Micro Devices *......................               4,000       55,250
 Altera *......................................               6,800      178,925
 Analog Devices *..............................              10,000      511,875
 Broadcom Class A *............................               1,100       92,950
 Corning.......................................              12,300      649,594
 General Electric..............................             110,100    5,277,919
 General Motors Class H *......................              20,100      462,300
 Intel.........................................              75,400    2,280,850
 JDS Uniphase *................................               8,400      350,175
 Motorola......................................              18,000      364,500
 National Semiconductor *......................               7,000      140,875
 PMC--Sierra *.................................               2,800      220,150
 Symbol Technologies...........................               9,000      324,000
 Texas Instruments.............................              22,340    1,058,358
 TriQuint Semiconductor *......................               6,200      270,863
 Vishay Intertechnology *......................               8,550      129,319
 Vitesse Semiconductor *.......................               2,500      138,281
                                                                    ------------
                                                                      12,506,184

 Energy:.......................................      6.8%
 Apache........................................              10,300      721,644
 Chevron.......................................               1,900      160,431
 Coastal.......................................               5,400      476,887
 Conoco........................................               7,100      203,237
 Enron.........................................               6,700      556,937
 Exxon Mobil...................................              33,600    2,921,100
 Halliburton...................................              15,300      554,625
 Noble Drilling *..............................              12,300      534,281
 Occidental Petroleum..........................              12,200      295,850
 Phillips Petroleum............................               4,500      255,938
 Southern Energy *.............................              10,000      283,125
 Texaco........................................              13,600      844,900
 Williams......................................              13,300      531,169
                                                                    ------------
                                                                       8,340,124

 Environmental Services:.......................      0.2%
 Applera--PE Biosystems Group..................               2,600      244,562
                                                                    ------------

 Food, Beverage & Tobacco:.....................      4.8%
 Anheuser Busch................................              10,600      482,300
 Campbell Soup.................................               9,500      328,937
 Coca Cola.....................................              26,700    1,627,031
 ConAgra.......................................               7,900      205,400
 Heinz (H.J.)..................................               9,050      429,309
 PepsiCo.......................................              13,000      644,313
 Philip Morris.................................              27,500    1,210,000
 Quaker Oats...................................               4,900      477,138

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Net Assets--Continued

                                                   Percent   Number
                                                      of       of      Market
                                                  Net Assets Shares    Value
                                                  ---------- ------ ------------

 Food, Beverage & Tobacco: (continued)..........
 Ralston-Purina Group...........................              8,500 $    222,063
 Sara Lee.......................................             11,500      282,469
                                                                    ------------
                                                                       5,908,960

 Healthcare & Pharmaceuticals:..................     14.3%
 Abbott Laboratories............................             16,700      808,906
 Aetna *........................................              4,300      176,569
 American Home Products.........................             12,200      775,310
 Amgen *........................................             14,500      927,094
 Boston Scientific *............................             13,200      180,675
 Bristol-Myers Squibb...........................             27,400    2,025,887
 Cardinal Health................................              3,300      328,762
 Genentech *....................................              8,000      652,000
 HCA--The Healthcare Company....................             12,300      541,323
 Johnson & Johnson..............................             19,600    2,059,225
 Lilly (Eli)....................................              8,300      772,419
 Medimmune *....................................              2,400      114,450
 Medtronic......................................             12,862      776,544
 Merck & Company................................             24,100    2,256,363
 Pfizer.........................................             71,225    3,276,350
 Schering-Plough................................             18,200    1,032,850
 UnitedHealth Group.............................              4,600      282,325
 Wellpoint Health Networks *....................              3,200      368,800
                                                                    ------------
                                                                      17,355,852

 Industrial Machinery:..........................      1.4%
 Applied Materials *............................             13,800      526,987
 Caterpillar....................................              7,000      331,187
 Deere & Co.....................................             11,100      508,519
 Ingersoll-Rand.................................              9,250      387,344
                                                                    ------------
                                                                       1,754,037

 Insurance:.....................................      4.4%
 Allstate.......................................              8,600      374,637
 American General...............................              4,500      366,750
 American International Group...................             15,000    1,478,437
 Cigna..........................................              2,500      330,750
 Hartford Financial Services....................              4,300      303,688
 Jefferson-Pilot................................              6,500      485,875
 John Hancock Financial Services................              8,400      316,050
 Marsh & McLennan...............................              2,100      245,700
 Metropolitan Life Insurance....................             11,000      385,000
 Old Republic International.....................             11,000      352,000
 PMI Group......................................              4,400      297,825
 St. Paul.......................................              7,200      391,050
                                                                    ------------
                                                                       5,327,762

 Leisure, Lodging & Entertainment:..............      1.2%
 McDonald's.....................................             14,000      476,000
 Walt Disney....................................             33,900      980,981
                                                                    ------------
                                                                       1,456,981

 Metals & Mining:...............................      0.5%
 Alcoa..........................................             19,300      646,550
                                                                    ------------

 Multifamily REITS:.............................      0.1%
 Equity Residential Properties..................              2,500      138,281
                                                                    ------------

 Office/Industrial REITS:.......................      0.1%
 Equity Office Properties Trust.................              4,100      133,763
                                                                    ------------

 Paper & Forest Products:.......................      0.5%
 Georgia-Pacific................................              7,200      224,100
 Weyerhaeuser...................................              6,700      340,025
                                                                    ------------
                                                                         564,125

 Retail:........................................      4.8%
 Amazon.com *...................................             11,700      182,081
 Best Buy *.....................................              7,500      221,719
 CVS Corporation................................              4,600      275,712
 Federated Department Stores *..................             10,000      350,000
 Gap............................................             11,800      300,900
 Home Depot.....................................             21,600      986,850
 Lowe's Companies...............................              6,400      284,800
 May Department Stores..........................              8,200      268,550
 Safeway*.......................................             12,300      768,750

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Net Assets--Continued

                                                  Percent   Number
                                                     of       of      Market
                                                 Net Assets Shares    Value
                                                 ---------- ------ ------------

 Retail: (continued)...........................
 Sears, Roebuck................................              9,700 $    337,075
 Wal-Mart Stores...............................             36,100    1,917,813
                                                                   ------------
                                                                      5,894,250

 Telecommunications:...........................       8.5%
 ADC Telecommunications *......................             14,200      257,375
 ALLTEL........................................              4,200      262,237
 A T & T.......................................             50,800      879,475
 BellSouth.....................................             28,700    1,174,906
 Ciena *.......................................              3,000      244,125
 Comcast--Special Class A *....................              7,900      329,825
 Crown Castle *................................             10,400      281,450
 Exodus Communications *.......................              5,400      108,000
 Level 3 Communications *......................             10,500      344,531
 Lucent Technologies...........................             38,500      519,750
 Network Appliance *...........................              4,100      263,361
 NEXTEL Communications *.......................             10,500      259,875
 Nokia.........................................              4,800      208,800
 Nortel Networks...............................              6,200      198,788
 QUALCOMM *....................................              5,900      484,906
 SBC Communications............................             31,563    1,507,133
 Scientific-Atlanta............................              6,400      208,400
 Sprint PCS *..................................             16,100      329,044
 Tellabs*......................................              3,800      214,700
 Verizon Communications........................             27,736    1,390,267
 Winstar Communications *......................             12,000      140,250
 WORLDCOM *....................................             51,500      721,000
                                                                   ------------
                                                                     10,328,198

 Transportation & Shipping:....................       0.9%
 Continental Airlines Class B *................              4,800      247,800
 Delta Air Lines...............................              3,800      190,712
 FEDEX *.......................................              5,100      203,796
 Union Pacific.................................              9,700      492,275
                                                                   ------------
                                                                      1,134,583

 Utilities:....................................       3.6%
 AES *.........................................              9,400      520,525
 Calpine *.....................................             14,600      657,912
 Energy East...................................             15,900      313,031
 Exelon........................................              4,000      280,840
 PG&E..........................................             19,700      394,000
 Public Service Enterprise Group...............              7,300      354,963
 Reliant Energy................................              7,500      324,844
 Southern......................................             15,200      505,400
 Sprint........................................             21,100      428,594
 TXU...........................................             14,700      651,394
                                                                   ------------
                                                                      4,431,503

                            Total Common Stock:      99.5%          121,534,270
                                                   ------          ------------
                            (Cost $104,209,454)

                             Total Investments:      99.5%          121,534,270
                            (Cost $104,209,454)

                 Other Assets Over Liabilities:       0.5%              591,170
                                                   ------          ------------

                                    Net Assets:    100.00%         $122,125,440
                                                   ======          ============
 Net Assets are represented by:
 Value of accumulation units:
  5,786,791 units at $19.381 unit value                            $112,154,184

 Annuity reserves:
   133,605 units at $19.381 unit value                                2,589,408
   291,969 units at $25.283 unit value                                7,381,848
   -------                                                         ------------
   425,574 total units                                             $122,125,440
   =======                                                         ============

*   Non-income producing security.

See accompanying notes to financial statements.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Statement of Operations
For the Year Ended December 31, 2000

Investment Income:
 Dividends...................................                        $  1,712,954
 Interest....................................                               9,908
                                                                     ------------
                                                                        1,722,862

Expenses:
 Investment management services..............           $   452,720
 Mortality and expense guarantees............             1,335,693     1,788,413
                                                        -----------  ------------
NET INVESTMENT LOSS                                                       (65,551)

NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS
 Net realized gain on investments............            30,752,835
 Decrease in net unrealized
  appreciation/depreciation of investments...           (46,469,653)
                                                        -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                       (15,716,818)
                                                                     ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(15,782,369)
                                                                     ============

Statements of Changes in Net Assets

                                                                  Year Ended    Year Ended
                                                                  12/31/2000    12/31/1999
                                                                 ------------  ------------
Changes from operations:
 Net investment income (loss)................                    $    (65,551) $    198,359
 Net realized gain on investments............                      30,752,835    19,679,915
 Increase (decrease) in net unrealized appreciation/depreciation
  of investments.............................                     (46,469,653)    2,724,731
                                                                 ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                        (15,782,369)   22,603,005
Net decrease from equity transactions.........                    (13,495,874)  (17,266,505)
                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (29,278,243)    5,336,500
Net assets at beginning of year...............                    151,403,683   146,067,183
                                                                 ------------  ------------
NET ASSETS AT END OF YEAR                                        $122,125,440  $151,403,683
                                                                 ============  ============

See accompanying notes to financial statements.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Notes to Financial Statements
December 31, 2000

1. Significant accounting policies

The Fund: The Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln National Life Insurance Company. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objec-tive is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

Investments: All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean be-tween the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Company's Board of Managers.

Federal Income Taxes: Operations of the Fund form a part of, and are taxed with, operations of The Lincoln National Life Insurance Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the invest-ment income and gains on investments of the Fund. Accordingly, no provision for any such liability has been made.

Income: Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5%, or 6%. Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5%, or 6%.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires manage-ment to make estimates and assumptions that affect the reported amounts of as-sets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during the year ended December 31, 2000 amounted to $92,342,677 and $105,613,832, respectively.

3. Expenses and sales charges

Amounts are paid to The Lincoln National Life Insurance Company for investment management services at the rate of 0.000885% of the current value of the Fund per day (0.323% on an annual basis) and for mortality and expense guarantees at the rate of 0.002745% of the current value of the Fund per day (1.002% on an annual basis). In addition, The Lincoln National Life Insurance Company re-tained $5,746 from the proceeds of the sale of annuity contracts during the period for sales and administrative charges. Accordingly, the Lincoln National Life Insurance Company is responsible for all sales, general, and administra-tive expenses applicable to the Fund.

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2000, the custodial fee off-set arrangement was not material to either expenses or to the calculation of average net assets and the ratio of expenses to average net assets.

4. Net assets

Net assets at December 31, 2000 consisted of the following:

 Equity transactions............................ $(196,565,723)
 Accumulated net investment income..............    74,089,910
 Accumulated net realized gain on investments...   227,276,437
 Net unrealized appreciation of investments.....    17,324,816
                                                 -------------
                                                 $ 122,125,440
                                                 =============

LINCOLN NATIONAL VARIABLE ANNUITY FUND A
Notes to Financial Statements--Continued


5. Summary of changes in equity transactions

                                              Year Ended
                                             December 31,
                            --------------------------------------------------
                                     2000                      1999
                            ------------------------  ------------------------
                              Units       Amount        Units       Amount
                            ---------  -------------  ---------  -------------
Accumulation Units:
 Balance at beginning of
  year..................... 6,365,652  $(172,779,126) 7,176,135  $(157,189,530)
 Contract purchases........    58,685      1,213,416     77,390      1,512,095
 Terminated contracts......  (637,546)   (13,061,988)  (887,873)   (17,101,691)
                            ---------  -------------  ---------  -------------

     Balance at end of year 5,786,791  $(184,627,698) 6,365,652  $(172,779,126)
                            =========  =============  =========  =============

Annuity Reserves:
 Balance at beginning of
  year.....................   471,783  $ (10,290,723)   530,280  $  (8,613,814)
 Annuity payments..........   (46,209)    (1,647,302)   (58,497)    (1,676,909)
 Receipt of guarantee
  mortality adjustments....       --             --         --             --
                            ---------  -------------  ---------  -------------

     Balance at end of year   425,574  $ (11,938,025)   471,783  $ (10,290,723)
                            =========  =============  =========  =============

6. Supplemental information--selected per unit data and ratios

The following is selected financial data for an accumulation unit outstanding throughout each year:

                                               Year Ended December 31,
                                       ----------------------------------------
                                        2000     1999    1998    1997    1996
                                       -------  ------- ------- ------- -------
Investment income..................... $ 0.265  $ 0.283 $ 0.301 $ 0.286 $ 0.267
Expenses..............................   0.275    0.256   0.217   0.178   0.139
                                       -------  ------- ------- ------- -------
Net investment income (loss)..........  (0.010)   0.027   0.084   0.108   0.128
Net realized and unrealized gain
 (loss) on investments................  (2.454)   3.106   3.028   3.755   1.735
                                       -------  ------- ------- ------- -------
Increase (decrease) in accumulation
 unit value...........................  (2.464)   3.133   3.112   3.863   1.863
Accumulation unit value at beginning
 of year..............................  21.845   18.712  15.600  11.737   9.874
                                       -------  ------- ------- ------- -------
Accumulation unit value at end of
 year................................. $19.381  $21.845 $18.712 $15.600 $11.737
                                       =======  ======= ======= ======= =======
Ratio of expenses to average net
 assets...............................   1.28%    1.28%   1.28%   1.27%   1.28%
Ratio of net investment income (loss)
 to average net assets................  (0.05%)   0.14%   0.49%   0.77%   1.17%
Portfolio turnover rate...............  66.67%   21.46%  31.10%  32.56%  49.94%
Number of accumulation units
 outstanding at end of year
 (expressed in thousands)
Accumulation units:...................   5,787    6,366   7,176   7,723   8,462
Reserve units:........................     426      472     530     600     700

Report of Ernst & Young LLP, Independent Auditors

Board of Managers and Contract Owners
Lincoln National Variable Annuity Fund A

We have audited the accompanying statement of net assets of Lincoln National Variable Annuity Fund A (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios (Note 6 to financial statements) for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements and per unit data and ratios. Our procedures included confirmation of securities owned as of December 31, 2000 by correspon-dence with the custodian. An audit also includes assessing the accounting prin-ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits pro-vide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial posi-tion of the Lincoln National Variable Annuity Fund A at December 31, 2000, the results of its operations for the year then ended, the changes in its net as-sets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Fort Wayne, Indiana
February 12, 2001

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              2000        1999
                                                              ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                         $21,852.5   $22,985.0
------------------------------------------------------------
Preferred stocks                                                  261.7       253.8
------------------------------------------------------------
Unaffiliated common stocks                                        161.7       166.9
------------------------------------------------------------
Affiliated common stocks                                          743.0       604.7
------------------------------------------------------------
Mortgage loans on real estate                                   4,102.0     4,211.5
------------------------------------------------------------
Real estate                                                       271.7       254.0
------------------------------------------------------------
Policy loans                                                    1,723.5     1,652.9
------------------------------------------------------------
Other investments                                                 485.0       426.6
------------------------------------------------------------
Cash and short-term investments                                 1,448.4     1,409.2
------------------------------------------------------------  ---------   ---------
Total cash and investments                                     31,049.5    31,964.6
------------------------------------------------------------
Premiums and fees in course of collection                         111.5       115.8
------------------------------------------------------------
Accrued investment income                                         444.2       435.3
------------------------------------------------------------
Reinsurance recoverable                                           450.7       199.0
------------------------------------------------------------
Funds withheld by ceding companies                                 74.4        73.5
------------------------------------------------------------
Company owned policies and contracts                              335.0         9.1
------------------------------------------------------------
Federal income taxes recoverable from parent company                0.1        61.6
------------------------------------------------------------
Goodwill                                                           38.4        43.1
------------------------------------------------------------
Other admitted assets                                             106.1        57.6
------------------------------------------------------------
Separate account assets                                        43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total admitted assets                                         $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $12,797.4   $12,184.0
------------------------------------------------------------
Other policyholder funds                                       15,328.8    16,589.5
------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee       639.8       364.0
------------------------------------------------------------
Funds held under reinsurance treaties                             849.6       796.9
------------------------------------------------------------
Asset valuation reserve                                           534.1       490.9
------------------------------------------------------------
Interest maintenance reserve                                       20.9        72.3
------------------------------------------------------------
Other liabilities                                                 536.8       627.0
------------------------------------------------------------
Short-term loan payable to parent company                         199.5       205.0
------------------------------------------------------------
Net transfers due from separate accounts                         (976.1)     (896.5)
------------------------------------------------------------
Separate account liabilities                                   43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total liabilities                                              73,835.4    76,538.2
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                          25.0        25.0
------------------------------------------------------------
Surplus notes due to Lincoln National Corporation               1,250.0     1,250.0
------------------------------------------------------------
Paid-in surplus                                                 2,006.1     1,942.6
------------------------------------------------------------
Unassigned surplus -- deficit                                    (602.0)     (691.1)
------------------------------------------------------------  ---------   ---------
Total capital and surplus                                       2,679.1     2,526.5
------------------------------------------------------------  ---------   ---------
Total liabilities and capital and surplus                     $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $ 8,508.9   $ 7,273.6   $12,737.6
------------------------------------------------------------
Net investment income                                           2,125.5     2,203.2     2,107.2
------------------------------------------------------------
Amortization of interest maintenance reserve                       21.6        29.1        26.4
------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded           568.4       472.3       179.9
------------------------------------------------------------
Expense charges on deposit funds                                  118.2       146.5       134.6
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       473.9       396.3
------------------------------------------------------------
Other income                                                      166.2        88.8        31.3
------------------------------------------------------------  ---------   ---------   ---------
Total revenues                                                 12,133.6    10,687.4    15,613.3
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                8,950.3     8,504.9    13,964.1
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses         2,466.2     1,618.3     2,919.4
------------------------------------------------------------  ---------   ---------   ---------
Total benefits and expenses                                    11,416.5    10,123.2    16,883.5
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before dividends to
policyholders, income taxes and net realized gain on
investments                                                       717.1       564.2    (1,270.2)
------------------------------------------------------------
Dividends to policyholders                                         80.2        80.3        67.9
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before federal income taxes and
net realized gain on investments                                  636.9       483.9    (1,338.1)
------------------------------------------------------------
Federal income taxes (credit)                                      94.9        85.4      (141.0)
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before net realized gain on
investments                                                       542.0       398.5    (1,197.1)
------------------------------------------------------------
Net realized gain on investments, net of income tax expense
and excluding net transfers to the interest maintenance
reserve                                                            27.9       114.4        46.8
------------------------------------------------------------  ---------   ---------   ---------
Net income (loss)                                             $   569.9   $   512.9   $(1,150.3)
------------------------------------------------------------  =========   =========   =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              --------   --------   ---------
                                                              (IN MILLIONS)
                                                              -------------------------------
Capital and surplus at beginning of year                      $2,526.5   $2,564.5   $ 2,968.4
------------------------------------------------------------

CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                569.9      512.9    (1,150.3)
------------------------------------------------------------
Change in difference in cost and admitted investment amounts      17.2     (101.9)     (304.8)
------------------------------------------------------------
Change in nonadmitted assets                                     (21.9)     (22.9)      (17.1)
------------------------------------------------------------
Change in liability for reinsurance in unauthorized
companies                                                          0.6       26.0       (35.2)
------------------------------------------------------------
Gain on (amortization of) reinsurance of disability income
business                                                          (7.9)      71.8          --
------------------------------------------------------------
Change in policy reserve valuation basis                          (5.6)        --        (0.4)
------------------------------------------------------------
Change in asset valuation reserve                                (43.2)      (6.4)      (34.5)
------------------------------------------------------------
Proceeds from surplus notes due to Lincoln National
Corporation                                                         --         --     1,250.0
------------------------------------------------------------
Paid-in surplus                                                   63.5       12.5       108.4
------------------------------------------------------------
Dividends to Lincoln National Corporation                       (420.0)    (530.0)     (220.0)
------------------------------------------------------------  --------   --------   ---------
Capital and surplus at end of year                            $2,679.1   $2,526.5   $ 2,564.5
------------------------------------------------------------  ========   ========   =========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ----------
                                                              (IN MILLIONS)
                                                              ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 8,082.8   $ 7,671.1   $ 13,495.2
------------------------------------------------------------
Allowances and reserve adjustments received (paid) on
reinsurance ceded                                                 610.1       (19.9)      (632.4)
------------------------------------------------------------
Investment income received                                      2,109.8     2,168.6      2,003.9
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       470.6        396.3
------------------------------------------------------------
Benefits paid                                                  (9,843.9)   (8,699.4)    (7,395.8)
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses paid   (1,796.4)   (1,734.5)    (2,909.7)
------------------------------------------------------------
Proceeds related to reinsurance of disability income
business                                                             --        71.8           --
------------------------------------------------------------
Federal income taxes recovered (paid)                             (16.3)      (81.2)        84.2
------------------------------------------------------------
Dividends to policyholders                                        (82.6)      (82.8)       (12.9)
------------------------------------------------------------
Other income received and expenses paid, net                      (48.9)      252.1        207.0
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) operating activities              (360.6)       16.4      5,235.8
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      5,845.5     6,557.7     10,926.5
------------------------------------------------------------
Purchase of investments                                        (4,719.6)   (5,940.8)   (16,950.0)
------------------------------------------------------------
Other uses including reinsured policy loans                      (344.6)     (497.0)      (778.3)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) investing activities               781.3       119.9     (6,801.8)
------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                    63.5        12.5        108.4
------------------------------------------------------------
Proceeds from surplus notes from shareholder                         --          --      1,250.0
------------------------------------------------------------
Proceeds from borrowings from shareholder                         180.0       205.0        140.0
------------------------------------------------------------
Repayment of borrowings from shareholder                         (205.0)     (140.0)      (120.0)
------------------------------------------------------------
Dividends paid to shareholder                                    (420.0)     (530.0)      (220.0)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) financing activities              (381.5)     (452.5)     1,158.4
------------------------------------------------------------  ---------   ---------   ----------
Net increase (decrease) in cash and short-term investments         39.2      (316.2)      (407.6)
------------------------------------------------------------
Cash and short-term investments at beginning of year            1,409.2     1,725.4      2,133.0
------------------------------------------------------------  ---------   ---------   ----------
Cash and short-term investments at end of year                $ 1,448.4   $ 1,409.2   $  1,725.4
------------------------------------------------------------  =========   =========   ==========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATIONS
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2000, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and five non-insurance subsidiaries.

The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

USE OF ESTIMATES
The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

SUBSIDIARIES
The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheets as investments in affiliated common stocks.

POLICY ACQUISITION COSTS
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

NONADMITTED ASSETS
Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS
Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

BENEFIT RESERVES
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

REINSURANCE
Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exist.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

DEFERRED INCOME TAXES
Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS
Policyholder dividends are recognized when declared rather than over the term of the related policies.

SURPLUS NOTES DUE TO LNC
Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

STATEMENTS OF CASH FLOWS
Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                                              CAPITAL AND SURPLUS     NET INCOME (LOSS)
                                                              -----------------------------------------------------
                                                              DECEMBER 31             YEAR ENDED DECEMBER 31
                                                              2000        1999        2000      1999      1998
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)           (IN MILLIONS)
                                                              -----------------------------------------------------
Amounts reported on a statutory-basis.......................  $ 2,679.1   $ 2,526.5   $ 569.9   $ 512.9   $(1,150.3)
GAAP adjustments:
  Deferred policy acquisition costs, present value of future
    profits and non-admitted goodwill.......................    3,812.6     3,628.2     287.9     135.0        48.5
  Policy and contract reserves..............................   (2,129.9)   (1,943.1)   (142.3)    (97.3)    1,743.4
  Policyholders' share of earnings and surplus on
    participating business..................................     (131.1)     (122.7)      (.3)     (1.8)        3.2
  Deferred income taxes.....................................      185.2       244.5    (108.3)   (117.4)     (218.6)
  Interest maintenance reserve..............................       20.9        72.3     (51.4)    (87.2)       24.4
  Asset valuation reserve...................................      534.1       490.9        --        --          --
  Nonadmitted assets, including nonadmitted investments.....      196.1       139.6        --        --          --
  Unrealized gain (loss) on investments.....................       38.7      (555.2)       --        --          --
  Net realized loss on investments..........................     (156.5)     (186.4)     18.9     (32.4)     (116.7)
  Investments in subsidiary companies.......................      523.3       460.9      61.8      39.1        41.3
  Other, net................................................     (123.7)      (61.0)     12.7     129.8       103.6
  Surplus notes and related interest........................   (1,250.0)   (1,250.0)       --       1.5        (1.5)
                                                              ---------   ---------   -------   -------   ---------
Net increase (decrease).....................................    1,519.7       918.0      79.0     (30.7)    1,627.6
                                                              ---------   ---------   -------   -------   ---------
Amounts on a GAAP basis.....................................  $ 4,198.8   $ 3,444.5   $ 648.9   $ 482.2   $   477.3
                                                              =========   =========   =======   =======   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Other significant accounting practices are as follows:

INVESTMENTS
Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

Preferred stocks are reported at cost or amortized cost.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

LOANED SECURITIES
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

GOODWILL
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

PREMIUMS
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

BENEFITS
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

CLAIMS AND CLAIM ADJUSTMENT EXPENSES
Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE CEDED AND ASSUMED
Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

PENSION BENEFITS
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

INCOME TAXES
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

STOCK OPTIONS
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

RECLASSIFICATIONS
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income (loss) of the prior years.

--------------------------------------------------------------------------------
2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective on January 1, 2001. Indianaadopted the provisions of the revised manual. The revised manual changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001.Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
3. INVESTMENTS

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                              COST OR     GROSS        GROSS
                                                              AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                                              COST        GAINS        LOSSES       VALUE
                                                              -----------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------
At December 31, 2000:
  Corporate.................................................  $17,205.5     $430.8       $542.0     $17,094.3
  U.S. government...........................................      324.2       64.2          2.5         385.9
  Foreign government........................................      812.6       35.9         27.9         820.6
  Mortgage-backed...........................................    3,499.0       89.9         34.2       3,554.7
  State and municipal.......................................       11.2         --           .1          11.1
                                                              ---------     ------       ------     ---------
                                                              $21,852.5     $620.8       $606.7     $21,866.6
                                                              =========     ======       ======     =========

At December 31, 1999:
  Corporate.................................................  $17,758.4     $229.6       $763.0     $17,225.0
  U.S. government...........................................      316.8       29.6         21.5         324.9
  Foreign government........................................      984.5       49.8         39.9         994.4
  Mortgage-backed...........................................    3,913.7       46.2        139.0       3,820.9
  State and municipal.......................................       11.6         --           .5          11.1
                                                              ---------     ------       ------     ---------
                                                              $22,985.0     $355.2       $963.9     $22,376.3
                                                              =========     ======       ======     =========

The carrying amounts of bonds in the balance sheets at December 31, 2000 and 1999 reflect adjustments of $58,300,000 and $38,900,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                    COST OR
                                    AMORTIZED   FAIR
                                    COST        VALUE
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Maturity:
  In 2001.........................  $   740.1   $   742.2
  In 2002-2005....................    4,446.6     4,450.6
  In 2006-2010....................    5,946.1     5,808.8
  After 2010......................    7,220.7     7,310.3
  Mortgage-backed securities......    3,499.0     3,554.7
                                    ---------   ---------
Total.............................  $21,852.5   $21,866.6
                                    =========   =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998 were $2,878,200,000, $5,351,400,000 and $9,395,000,000, respectively. Gross gains during 2000, 1999 and 1998 of $56,000,000, $95,400,000 and $186,300,000,
respectively, and gross losses of $116,500,000, $195,500,000 and $138,000,000, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $99,900,000 and $116,500,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR    GROSS       GROSS
                                          AMORTIZED  UNREALIZED  UNREALIZED  FAIR
                                          COST       GAINS       LOSSES      VALUE
                                          -----------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------
At December 31, 2000:
  Preferred stocks......................   $261.7      $ 2.9       $25.1     $239.5
  Unaffiliated common stocks............    145.7       30.7        14.7      161.7
At December 31, 1999:
  Preferred stocks......................   $253.8      $ 1.3       $31.5     $223.6
  Unaffiliated common stocks............    150.4       34.2        17.7      166.9

The carrying amount of preferred stocks in the balance sheets at December 31, 2000 and 1999 reflects adjustments of $7,600,000 and $4,100,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

During 2000, the minimum and maximum lending rates for mortgage loans were 6.63% and 9.33%, respectively. At the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.
Components of the Company's investments in real estate are summarized as follows:

                                         DECEMBER 31
                                         2000     1999
                                         ---------------
                                         (IN MILLIONS)
                                         ---------------
Occupied by the Company:
  Land.................................  $  2.5   $  2.5
  Buildings............................    10.5     11.1
  Less accumulated depreciation........    (2.5)    (2.2)
                                         ------   ------
Net real estate occupied by the
  Company..............................    10.5     11.4
Other:
  Land.................................    45.8     46.2
  Buildings............................   238.3    226.8
  Other................................    16.3      4.7
  Less accumulated depreciation........   (39.2)   (35.1)
                                         ------   ------
Net other real estate..................   261.2    242.6
                                         ------   ------
Net real estate........................  $271.7   $254.0
                                         ======   ======

The major categories of net investment income are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              ------------------------------
                                                              (IN MILLIONS)
                                                              ------------------------------
Income:
  Bonds.....................................................  $1,744.3   $1,840.6   $1,714.3
  Preferred stocks..........................................      21.3       20.3       19.7
  Unaffiliated common stocks................................       4.9        6.3       10.6
  Affiliated common stocks..................................      10.2        7.8        5.2
  Mortgage loans on real estate.............................     328.1      321.0      323.6
  Real estate...............................................      41.4       57.8       81.4
  Policy loans..............................................     109.8      101.7       86.5
  Other investments.........................................      58.7       50.6       26.5
  Cash and short-term investments...........................      77.9       95.9      104.7
                                                              --------   --------   --------
Total investment income.....................................   2,396.6    2,502.0    2,372.5
Expenses:
  Depreciation..............................................      12.8       14.4       19.3
  Other.....................................................     258.3      284.4      246.0
                                                              --------   --------   --------
Total investment expenses...................................     271.1      298.8      265.3
                                                              --------   --------   --------
Net investment income.......................................  $2,125.5   $2,203.2   $2,107.2
                                                              ========   ========   ========

Net realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              2000     1999     1998
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Net realized capital gains (losses).........................  $(60.3)  $ 20.8   $179.7
Less amount transferred to IMR (net of related taxes
  (credits) of ($16.0), ($31.4) and $27.3 in 2000, 1999 and
  1998, respectively).......................................   (29.7)   (58.3)    50.8
                                                              ------   ------   ------
                                                               (30.6)    79.1    128.9
Less federal income taxes (credits) on realized gains.......   (58.5)   (35.3)    82.1
                                                              ------   ------   ------
Net realized capital gains after transfer to IMR and taxes
  (credits).................................................  $ 27.9   $114.4   $ 46.8
                                                              ======   ======   ======

--------------------------------------------------------------------------------
4. SUBSIDIARIES

The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ('LNH&C'), Lincoln National

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. SUBSIDIARIES (CONTINUED)
Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").
Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                       DECEMBER 31, 2000
                       ------------------------------------
                       FIRST PENN  LNH&C   LNRAC   LNY
                       ------------------------------------
Cash and invested
  assets.............   $1,376.9   $422.0  $410.5  $1,947.0
Other assets.........       41.6     46.4   487.1     371.5
                        --------   ------  ------  --------
Total admitted
  assets.............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

Insurance reserves...   $1,305.3   $339.2  $231.9  $1,772.1
Other liabilities....       41.8     36.1   598.1      48.0
Separate account
  liabilities........         --       --      --     329.8
Capital and surplus..       71.4     93.1    67.6     168.6
                        ========   ======  ======  ========
Total liabilities and
  capital and
  surplus............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

                       YEAR ENDED DECEMBER 31, 2000
                       -----------------------------------
                       FIRST
                       PENN     LNH&C    LNRAC      LNY
                       -----------------------------------
Revenues.............  $327.6   $256.4   $1,646.6   $389.8
Benefits and
  expenses...........   322.2    259.4    1,630.7    341.8
Net realized
  losses.............      --      (.1)       (.1)    (2.2)
                       ------   ------   --------   ------
Net income (loss)....  $  5.4   $ (3.1)  $   15.8   $ 45.8
                       ======   ======   ========   ======

                           DECEMBER 31, 1999
                           ------------------------------------
                           FIRST PENN  LNH&C   LNRAC   LNY
                           ------------------------------------
Cash and invested
  assets.................   $1,318.7   $434.6  $443.6  $1,888.6
Other assets.............       40.6    55.5    492.6     403.1
                            ========   ======  ======  ========
Total admitted assets....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

Insurance reserves.......   $1,242.2   $394.4  $261.4  $1,802.4
Other liabilities........       44.3    27.9    614.4      25.6
Separate account
  liabilities............         --      --       --     328.8
Capital and surplus......       72.8    67.8     60.4     134.9
                            ========   ======  ======  ========
Total liabilities and
  capital and surplus....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

                           YEAR ENDED DECEMBER 31, 1999
                           ------------------------------
                           FIRST
                           PENN    LNH&C   LNRAC  LNY
                           ------------------------------
Revenues.................  $332.7  $263.3  $88.4  $313.3
Benefits and expenses....   329.0  346.9   75.4    291.4
Net realized gains
  (losses)...............      --     --     .2     (2.0)
                           ------  ------  -----  ------
Net income (loss)........  $  3.7  $(83.6) $13.2  $ 19.9
                           ======  ======  =====  ======

LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 2000. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,600,000 at December 31, 2000. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $264,000,000 at December 31, 2000. Wakefield's assets as of December 31, 2000 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $25,700,000 at December 31, 2000. LLAD was formed in 2000 to distribute the Company's products to its customers and is valued on the equity method with an admitted asset value of $45,200,000 at December 31, 2000.

The carrying value of all affiliated common stocks, was $743,000,000 and $604,700,000 at December 31, 2000 and 1999, respectively. The cost basis of investments in subsidiaries as of December 31, 2000 and 1999 was $1,058,300,000 and $970,700,000, respectively.

During 2000, 1999 and 1998, the insurance subsidiaries paid dividends to the Company of $11,000,000, $5,200,000 and $5,200,000, respectively.

--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES

The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. FEDERAL INCOME TAXES (CONTINUED)
statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

In 2000 and 1999, capital losses of $174,000,000 and $151,700,000 respectively, were incurred and carried back to recover taxes paid in prior years.

The Company paid (received) ($42,600,000), $45,300,000 and $2,300,000 to (from)
LNC in 2000, 1999 and 1998, respectively, for federal income taxes.

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as 'Policyholders' Surplus.' The Company has approximately $187,000,000 of untaxed 'Policyholders' Surplus' on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

--------------------------------------------------------------------------------
6. SUPPLEMENTAL FINANCIAL DATA

The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $123,500,000 and $81,200,000 at December 31, 2000 and 1999, respectively.
The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded in the amounts of $5,237,000,000 and $5,340,000,000 as of December 31, 2000 and
1999, respectively.
Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                            YEAR ENDED DECEMBER 31
                            2000       1999       1998
                            ------------------------------
                            (IN MILLIONS)
                            ------------------------------
Insurance assumed.........  $3,952.9   $2,606.5   $9,018.9
Insurance ceded...........   2,766.6    1,675.1      877.1
                            --------   --------   --------
Net reinsurance
  premiums................  $1,186.3   $  931.4   $8,141.8
                            ========   ========   ========

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $1,875,000,000, $2,609,000,000 and $2,098,800,000 for
2000, 1999 and 1998, respectively.

Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                    DECEMBER 31
                                    2000        1999
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Premium deposit funds.............  $14,762.0   $16,208.3
Undistributed earnings on
  participating business..........      345.2       346.9
Other.............................      221.6        34.3
                                    ---------   ---------
                                    $15,328.8   $16,589.5
                                    =========   =========

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                  DECEMBER 31, 2000
                                  -------------------------
                                                    NET OF
                                  GROSS   LOADING   LOADING
                                  -------------------------
                                  (IN MILLIONS)
                                  -------------------------
Ordinary new business...........  $13.0    $ 8.1     $ 4.9
Ordinary renewal................   57.9     15.7      42.2
Group life......................    9.7       .2       9.5
                                  -----    -----     -----
                                  $80.6    $24.0     $56.6
                                  =====    =====     =====

                                   DECEMBER 31, 1999
                                   -------------------------
                                                     NET OF
                                   GROSS   LOADING   LOADING
                                   -------------------------
                                   (IN MILLIONS)
                                   -------------------------
Ordinary new business............  $10.8    $ 7.3     $ 3.5
Ordinary renewal.................   54.2      6.8      47.4
Group life.......................   13.7       .1      13.6
                                   -----    -----     -----
                                   $78.7    $14.2     $64.5
                                   =====    =====     =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
7. ANNUITY RESERVES

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                        AMOUNT      PERCENT
                                        -------------------
                                        (IN MILLIONS)
                                        -------------------
Subject to discretionary withdrawal
  with adjustment:
  With market value adjustment........  $ 1,970.6       3%
  At book value, less surrender
    charge............................    1,534.7       2
  At market value.....................   41,634.6      69
                                        ---------     ---
                                         45,139.9      74
Subject to discretionary withdrawal
  without adjustment at book value
  with minimal or no charge or
  adjustment..........................   12,598.5      21
Not subject to discretionary
  withdrawal..........................    2,934.7       5
                                        ---------     ---
Total annuity reserves and deposit
  fund................................   60,673.1     100%
                                                      ===
Less reinsurance......................    1,313.6
                                        ---------
Net annuity reserves and deposit fund
  liabilities, including separate
  accounts............................  $59,359.5
                                        =========

--------------------------------------------------------------------------------
8. CAPITAL AND SURPLUS

In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note, for $500,000,000, was issued to LNC in connection with the CIGNA Corporation ("CIGNA") indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750,000,000 was issued on December 18, 1998, to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

A summary of the terms of these surplus notes follows (in millions):

                                                     PRINCIPAL                     INCEPTION      ACCRUED
                                                   OUTSTANDING AT                   TO DATE     INTEREST AT
                                     PRINCIPAL      DECEMBER 31,   CURRENT YEAR    INTEREST    DECEMBER 31,
  DATE ISSUED                      AMOUNT OF NOTE       2000       INTEREST PAID     PAID          2000
  -----------                      --------------  --------------  -------------  -----------  -------------
  January 5, 1998................   $     500.0      $     500.0    $     24.6    $     89.7     $      8.2
  December 18, 1998..............         750.0            750.0          33.9          80.7           11.3
                                    -----------      -----------    ----------    ----------     ----------
  Total..........................   $   1,250.0      $   1,250.0    $     58.5    $    170.4     $     19.5
                                    ===========      ===========    ==========    ==========     ==========

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. The Company assumed a block of individual life insurance and annuity business from CIGNA

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. CAPITAL AND SURPLUS (CONTINUED)
in January 1998 and a block of individual life insurance business from Aetna in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission is recorded in the Statement of Operations as a expense resulting in a reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 2000 and it will be necessary for the Company to obtain the prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends, in amounts consistent with those paid in the past, can be obtained.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 and are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four year period following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company have decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

The Company recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. The Company hedges this volatility by purchasing call options on LNC stock. These call options are also marked-to-market through income.

As of December 31, 2000, there were 2,514,507 and 1,421,102 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 951,229 and 572,139, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $53.78. During 2000, 1999 and 1998 there were $190,100, 318,421 and 136,469 options exercised, respectively, and 383,364, 82,024 and 18,288 options forfeited, respectively.

As of December 31, 2000, there were 7,850 and 653,300 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR program. Of the SARs granted, 3,400 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2000, there were no SARS exercised and 5,100 SARs were forfeited.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1,400,000 in 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

DISABILITY INCOME CLAIMS
The liabilities for disability income claims, net of the related asset for amounts recoverable from reinsurers, at December 31, 2000 and 1999, were $242,700,000 and $221,600,000, respectively. The liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

PERSONAL ACCIDENT PROGRAMS
From 1997 through 1999, the Company and its wholly owned subsidiary, LNH&C, reduced new writings of personal accident programs and has now exited the personal accident line of business. As an exited line of business, new agreements are not being entered into; however, the Company must continue to accept premiums for a limited period according to contract terms under agreements in force. As the existing block of personal accident programs runs off, management continues to review the status of the reserves associated with these programs, the development of related financial results.

The exited programs include certain excess-of-loss personal accident reinsurance programs created in the London market and certain workers' compensation carve-out programs managed by Unicover Managers, Inc. The aggregate liabilities associated with the exited personal accident line of business were $169,500,000 and $174,700,000 at December 31, 2000 and 1999, respectively.

The reserves for the various programs included within the personal accident line of business are based on various estimates that are subject to considerable uncertainty. Accordingly, the liability established for the personal accident line of business may prove to be deficient or excessive. However, it is management's opinion that future developments in the personal accident line of business will not materially affect the financial position of the Company.

HMO EXCESS-OF-LOSS REINSURANCE PROGRAMS
The liabilities for HMO excess-of-loss and group carrier medical claims, net of the related assets for amounts recoverable from reinsurers, was $48,300,000 and $101,900,000 at December 31, 2000 and 1999, respectively. LNH&C reviews reserve levels on an ongoing basis. The liabilities are based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

MARKETING AND COMPLIANCE MATTERS
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

GROUP PENSION ANNUITIES
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

LEASES
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

Total rental expense on operating leases in 2000, 1999 and 1998 was $45,600,000, $38,900,000 and $34,000,000, respectively. Future minimum rental commitments are as follows (in millions):

2001............................................  $ 41.6
2002............................................    39.3
2003............................................    36.1
2004............................................    34.8
2005............................................    34.5
Thereafter......................................   113.8
                                                  ------
                                                  $300.1
                                                  ======

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2000, 1999 and 1998 were $65,100,000, $67,400,000 and
$54,800,000 respectively. Future minimum annual costs range from $40,900,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
INSURANCE CEDED AND ASSUMED
The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2000, the reserves associated with these reinsurance arrangements totaled $1,224,400,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $7,900,000 recognized in income in 2000.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2000, the Company provided $19,700,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $16,700,000 and $17,300,000 at December 31, 2000 and 1999,
respectively.

VULNERABILITY FROM CONCENTRATIONS
At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2000, 29% of such mortgages, or $1,169,300,000, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $62,000,000.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition. Although the Company does not have any significant

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2000, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 44% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

OTHER CONTINGENCY MATTERS
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

In early 2000, a lawsuit was filed against the Company by an annuity contractholder. In this case, the plaintiff sought class certification on behalf of all contractholders who acquired variable annuities from the Company to fund tax-deferred qualified retirement plans. The plaintiff claimed that marketing variable annuities for use in such plans is inappropriate. This action was recently dismissed without prejudice, but might be refiled in another form.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. The agreement is subject to court approval and is expected to become final in 2001. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 polices. Total charges recorded during 2000 for this preliminary settlement were $64,700,000.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

DERIVATIVES
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, credit risk, commodity risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                              ASSETS (LIABILITIES)
                                                              ---------------------------------
                                          NOTIONAL OR         CARRYING  FAIR    CARRYING  FAIR
                                          CONTRACT AMOUNTS    VALUE     VALUE   VALUE     VALUE
                                          -----------------------------------------------------
                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          2000      1999      2000      2000    1999      1999
                                          -----------------------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements..........  $1,558.8  $2,508.8   $ 2.7    $  0.4   $ 5.2    $ 3.2
  Swaptions.............................   1,752.0   1,837.5     8.2       0.9    12.2     10.8
  Interest rate swaps...................     708.2     630.9      --      38.1      --    (19.5)
  Put options...........................        --      21.3      --        --      --      1.9
                                          --------  --------   -----    ------   -----    -----
                                           4,019.0   4,998.5    10.9      39.4    17.4     (3.6)
Foreign currency derivatives:
  Forward contracts.....................      37.5      44.2     2.6       2.5      --      (.4)
                                          --------  --------   -----    ------   -----    -----
                                          $4,056.5  $5,042.7   $13.5    $ 41.9   $17.4    $(4.0)
                                          ========  ========   =====    ======   =====    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                                              INTEREST RATE CAPS            SWAPTIONS
                                                              -----------------------------------------------------
                                                              2000           1999           2000           1999
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------------
Balance at beginning of year................................  $2,508.8       $4,108.8       $1,837.5       $1,899.5
Terminations and maturities.................................    (950.0)      (1,600.0)         (85.5)         (62.0)
                                                              --------       --------       --------       --------
Balance at end of year......................................  $1,558.8       $2,508.8       $1,752.0       $1,837.5
                                                              ========       ========       ========       ========

                                    INTEREST RATE SWAPS         SPREAD-LOCKS                        FINANCIAL FUTURES
                                    ---------------------------------------------------------------------------------------------
                                    2000          1999          2000          1999                  2000          1999
                                    ---------------------------------------------------------------------------------------------
Balance at beginning of year......  $ 630.9       $ 258.3       $    --       $            --       $    --       $            --
New contracts.....................    652.2         482.4         100.0                    --         267.2                    --
Terminations and maturities.......   (574.9)       (109.8)       (100.0)                   --        (267.2)                   --
                                    -------       -------       -------       ---------------       -------       ---------------
Balance at end of year............  $ 708.2       $ 630.9       $    --       $            --       $    --       $            --
                                    =======       =======       =======       ===============       =======       ===============

                                                              PUT OPTIONS              COMMODITY SWAPS
                                                              ----------------------------------------------------
                                                              2000         1999        2000                  1999
                                                              ----------------------------------------------------
Balance at beginning of year................................  $ 21.3       $21.3       $            --       $ 8.1
New contracts...............................................      --          --                    --          --
Terminations and maturities.................................   (21.3)         --                    --        (8.1)
                                                              ------       -----       ---------------       -----
Balance at end of year......................................  $   --       $21.3       $            --       $  --
                                                              ======       =====       ===============       =====

                                                              FOREIGN CURRENCY DERIVATIVES
                                                              (FOREIGN INVESTMENTS)
                                                              ---------------------------------------------------
                                                              FOREIGN EXCHANGE                  FOREIGN CURRENCY
                                                              FORWARD CONTRACTS                 SWAPS
                                                              ---------------------------------------------------
                                                              2000                  1999        2000        1999
                                                              ---------------------------------------------------
                                                              (IN MILLIONS)
                                                              ---------------------------------------------------
Balance at beginning of year................................  $            --       $ 1.5       $44.2       $47.2
New contracts...............................................               --         2.7          --          --
Terminations and maturities.................................               --        (4.2)       (6.7)       (3.0)
                                                              ---------------       -----       -----       -----
Balance at end of year......................................  $            --       $  --       $37.5       $44.2
                                                              ===============       =====       =====       =====

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements, which expire in 2001 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other investments (amortized costs of $2,700,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SWAPTIONS
Swaptions, which expire in 2002 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $8,200,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SPREAD LOCK AGREEMENTS
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2000.

FINANCIAL FUTURES CONTRACTS
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2000.

INTEREST RATE SWAP AGREEMENTS
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The forecasted purchase of assets related to certain other portfolios of assets is a continuing hedge program. Current interest rate swap positions in this program will hedge asset purchases in 2001.

PUT OPTIONS
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

COMMODITY SWAPS
The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from the commodity swap were recorded in net investment income. The fixed income security was called in 1999 and the commodity swap expired.

FOREIGN CURRENCY DERIVATIVES
The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, both of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future.

ADDITIONAL DERIVATIVE INFORMATION
Expenses for the agreements and contracts described above amounted to $7,300,000, $6,200,000 and $10,000,000 in 2000, 1999 and 1998, respectively.
Deferred gains and deferred losses of $800,000 and $7,000,000, respectively, as of December 31, 2000, were primarily the result of terminated interest rate swaps, spread-lock agreements, put options and financial futures contracts. The deferred losses are included with the related fixed maturity securities to which the hedge applied and the deferred gains are recorded as a liability. Both the deferred gains and the deferred losses are being amortized over the life of the securities to which the respective hedges applied.

--------------------------------------------------------------------------------
11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

BONDS AND UNAFFILIATED COMMON STOCK
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

PREFERRED STOCK
Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

MORTGAGE LOANS ON REAL ESTATE
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

INVESTMENT-TYPE INSURANCE CONTRACTS
The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value.

SURPLUS NOTES DUE TO LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

DERIVATIVES
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial futures contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps and put options.

INVESTMENT COMMITMENTS
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              DECEMBER 31
                                                              -------------------------------------------------
                                                              2000                      1999
                                                              -----------------------   -----------------------
                                                              CARRYING                  CARRYING
ASSETS (LIABILITIES)                                          VALUE        FAIR VALUE   VALUE        FAIR VALUE
---------------------------------------------------------------------------------------------------------------
                                                              (IN MILLIONS)
                                                              -------------------------------------------------
Bonds.......................................................  $ 21,852.5   $ 21,866.6   $ 22,985.0   $ 22,376.3
Preferred stocks............................................       261.7        239.5        253.8        223.6
Unaffiliated common stocks..................................       161.7        161.7        166.9        166.9
Mortgage loans on real estate...............................     4,102.0      4,132.8      4,211.5      4,104.0
Policy loans................................................     1,723.5      1,845.0      1,652.9      1,770.5
Other investments...........................................       485.0        485.0        426.6        426.6
Cash and short-term investments.............................     1,448.4      1,448.4      1,409.2      1,409.2
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest
    contracts...............................................   (16,126.3)   (15,850.5)   (17,730.4)   (17,364.3)
  Remaining guaranteed interest and similar contracts.......      (243.8)      (247.9)      (454.7)      (465.1)
Short-term debt.............................................      (199.5)      (199.5)      (205.0)      (205.0)
Surplus notes due to LNC....................................     1,250.0      1,074.5     (1,250.0)    (1,022.1)
Derivatives.................................................        13.5         41.9         17.4         (4.0)
Investment commitments......................................          --          2.2           --         (0.8)
Separate account assets.....................................    43,904.6     43,904.6     46,105.1     46,105.1
Separate account liabilities................................   (43,904.6)   (43,904.6)   (46,105.1)   (46,105.1)

--------------------------------------------------------------------------------
12. TRANSACTIONS WITH AFFILIATES

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $57,500,000, $60,400,000 and $76,700,000 in 2000, 1999
and 1998, respectively. LLAD incurred expenses of $112,900,000, $113,400,000 and $102,400,000 in 2000, 1999 and 1998, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2000 and 1999 include the Company's participation in a short-term cash management program with LNC of $377,700,000 and $390,300,000, respectively. Related investment income amounted to $24,000,000, $16,700,000 and $16,800,000 in 2000, 1999 and 1998,
respectively. The short-term loan payable to parent company at December 31, 2000 and 1999 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies which resulted in a net payment of $65,700,000, $49,400,000 and $92,100,000 in
2000, 1999 and 1998, respectively.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                               YEAR ENDED DECEMBER 31
                               2000       1999     1998
                               --------------------------
                               (IN MILLIONS)
                               --------------------------
Insurance assumed............  $   21.2   $ 19.7   $ 13.7
Insurance ceded..............   2,192.1    777.6    290.1

The balance sheets include reinsurance balances with affiliated companies as follows:

                                    DECEMBER 31
                                    2000           1999
                                    -----------------------
                                    (IN MILLIONS)
                                    -----------------------
Future policy benefits and claims
  assumed.........................  $  584.4       $  413.7
Future policy benefits and claims
  ceded...........................   1,682.8        1,680.4
Amounts recoverable on paid and
  unpaid losses...................     286.9          146.4
Reinsurance payable on paid
  losses..........................       9.3            8.8
Funds held under reinsurance
  treaties-net liability..........   3,294.6        2,106.4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

12. TRANSACTIONS WITH AFFILIATES (CONTINUED)
Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $709,500,000 and $917,300,000 at December 31, 2000 and 1999, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2000 and 1999, LNC had guaranteed $709,500,000 and $818,900,000, respectively, of these letters of credit. At December 31, 2000 and 1999, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $133,700,000 and $118,800,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.

--------------------------------------------------------------------------------
13. SEPARATE ACCOUNTS

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $5,708,600,000, $4,572,600,000 and $3,953,300,000 in 2000, 1999 and 1998,
respectively. Reserves for separate accounts with assets at fair value were $42,888,800,000 and $45,198,900,000 at December 31, 2000 and 1999, respectively.
All reserves are subject to discretionary withdrawal at market value.
A reconciliation of transfers to the Company from the separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999           1998
                                                              -----------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------
Transfers as reported in the Summary of Operations of the
separate accounts:
  Transfers to separate accounts............................  $ 5,719.2  $ 4,573.2      $ 3,954.9
  Transfers from separate accounts..........................   (5,830.0)  (4,933.8)      (4,069.8)
                                                              ---------  ---------      ---------
Net transfers from separate accounts as reported in the
Summary of Operations.......................................  $  (110.8) $  (360.6)     $  (114.9)
                                                              =========  =========      =========

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
February 2, 2001

             LINCOLN NATIONAL VARIABLE ANNUITY FUND A (INDIVIDUAL)

                  Post-Effective Amendment No. 50 on Form N-3
                           PART C--OTHER INFORMATION

Item 28.

(a)  LIST OF FINANCIAL STATEMENTS


 1.  The Table of Per-Accumulation-Unit Income and
     Capital Changes for Fund A is included in Part
     A of this Registration Statement.

 2. The following Financial Statements of Fund A are included in Part B of this Registration
     Statement:

     Statement of Net Assets--
         December 31, 2000
         Statement of Operations--Year ended
             December 31, 2000
         Statements of Changes in Net Assets--
             Years ended December 31, 2000 and 1999
     Notes to Financial Statements--
         December 31, 2000
     Report of Ernst & Young LLP, Independent Auditors

3.

The following Statutory - Basis Financial Statements of Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

Balance Sheets -- Statutory - Basis December 31, 2000 and 1999
Statement of Operations -- Statutory Basis -- Years ended December 31, 2000, 1999 and 1998
Statements of Changes in Capital and Surplus -- Statutory Basis - Years ended December 31, 2000, 1999 and 1998,
Statements of Cash Flows -- Statutory Basis -- Years ended December 31, 2000, 1999 and 1998
Notes to Statutory-Basis Financial Statements -- December 31, 2000
Report of Ernst & Young LLP, Independent Auditors

(b)  LIST OF EXHIBITS

(1) Separate Account Resolution of the Board of Directors of the Insurance Company authorizing the establishment of the Registrant (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(2) Fund Bylaws or Instruments corresponding thereto (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(3) (a) Custodian Agreement (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)
     (b) Form of Mellon Custodian Agreement

(4) (a) Investment Advisory Contract (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)
     (b) Form of Investment Sub-advisory Contract

(5)  Not applicable

(6) Variable Annuity Contract (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(7) Application (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(8) Articles of Incorporation and Bylaws Lincoln National Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (33-27783) filed on December 5, 1996.

(9)  Not applicable

(10) Not applicable

(11) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form S-6 (333-40745) filed on November 21, 1997.

(12) Opinion and Consent of Counsel--Robert H. Carpenter, Esquire (filed with Post-Effective Amendment No. 46 to this Registration Statement, on April 28, 1998)

(13) Consent of Ernst & Young LLP, Independent Auditors

(14) Not applicable

(15) Not applicable

(16) Not applicable

(17) (a) Code of Ethics-Fund A
     (b) Code of Ethics-Lincoln Life
     (c) Code of Ethics-Vantage Investment Advisers

(18) General

  (a) Organizational Chart of the Lincoln National Insurance Holding Company System

  (b)  Books and Records Report

(19) (a)  Power of Attorney - Janet Chrzan
     (b)  Power of Attorney - Lawrence T. Rowland is incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed on April 28, 1999.
     (c)  Power of Attorney - Charles E. Haldeman
     (d)
     (e)  Power of Attorney - Richard C. Vaughn is incorporated herein by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed on April 28, 1999.
     (f)  Power of Attorney - Jon A. Boscia is incorporated here by reference to
                              Post-Effect Amendment No. 49 to this Registration Statement, filed on April 25, 2000.


Item 29.

               DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY


    NAME                         POSITIONS AND OFFICES WITH DEPOSITOR
  ---------                     --------------------------------------

Jon A. Boscia **                President and Director
Lorry J. Stensrud*              Chief Executive Officer of Annuities, Executive
                                Vice President, and Director
John H. Gotta****               Chief Executive Officer of Life Insurance,
                                Executive Vice President, and Director
Gary W. Parker ****             Senior Vice President
Charles E. Haldeman, Jr.*****   Director
Cynthia A. Rose*                Secretary and Assistant Vice President
Lawrence T. Rowland***          Executive Vice President and Director
Eldon J. Summers*               Second Vice President and Treasurer
Richard C. Vaughan**            Director
Janet Chrzan*                   Senior Vice President, Chief Financial Officer
                                and Director
Elizabeth Frederick*            Senior Vice President and General Counsel
Diane Dillman*                  Director of Annuities Compliance
Christine Frederick****         Director of Life Compliance



* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112
*** Principal business address is One Reinsurance Place, 1700 Magnavox Way, Fort Wayne, Indiana 46804-1538
****    Principal business address is 350 Church Street, Hartford, CT 06103
***** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

        Indiana 46804

This list is also designed to satisfy the requirements of Item 33.


Item 30.

     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

See Exhibit 18(a): Organizational Chart of the Lincoln National Insurance Holding Company System. The Fund is a segregated account established pursuant to Indiana Law, and thus does not appear on the Chart.


Item 31.
                   NUMBER OF CONTRACTOWNERS

As of February 28, 2001, there were 6,918 Individual contractowners of qualified and non-qualified contracts.

Item 32.
                   INDEMNIFICATION--UNDERTAKING

(a) Brief description of indemnification provisions. (filed with Post-Effective Amendment No. 48 to this Registration Statement on April 28, 1998)

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933. (filed with Post-Effective Amendment No. 48 to this Registration Statement on April 28, 1998)

Item 33.  Business and Other Connections of Investment Adviser.

The Lincoln National Life Insurance Company, the Investment Adviser, is principally engaged in the sale of life insurance, annuities, and related products and services, and is a professional reinsurer.

Information concerning other activities of certain directors and officers of Lincoln National Life Insurance Company is set out in item 29 above.

Item 34.  Principal Underwriters

(a) Lincoln Life also currently serves as Principal Underwriter for Lincoln National Variable Annuity Fund A (Individual) and is the Sponsor of Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Flexible Premium Variable Life Account R;Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account Q; Lincoln National Variable Annuity Account 53.
(b) Not Applicable.

(c) Commissions and other compensations received by the Lincoln National Life Insurance Company from Lincoln National Variable Annuity Fund A during the fiscal year which ended December 31, 2000.

(1)                    (2)              (3)            (4)         (5)
                       Net Underwriting
Name of Principal      Discounts and    Compensation   Brokerage
Underwriter            Commissions      on Redemptions Commissions Compensation
--------------------------------------------------------------------------------
The Lincoln National
Life Insurance Company NONE             $5,746         NONE        $1,788,413

Item 35.  Location of Accounts and Records

See Exhibit 18(b)


Item 36.  Not Applicable



Item 37.  Undertakings


37.  Undertakings

     a.   Not applicable

     b. Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


     c. Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     d. Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

     e. Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by Lincoln Life.

     f. Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                  SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 20th day of April, 2001.

                                   LINCOLN NATIONAL VARIABLE ANNUITY
                                   Variable Annuity Fund A (Individual)

                                   By: /s/ Kelly D. Clevenger
                                       ---------------------------------------
                                       Kelly D. Clevenger, Chairperson
                                       Board of Managers
                                       (Signature and Title)

                                   By: THE LINCOLN NATIONAL LIFE
                                       INSURANCE COMPANY
                                       (Depositor)


                                   By: /s/ Lorry J. Stensrud
                                       ---------------------------------------
                                       Lorry J. Stensrud
                                       (Signature-Officer of Depositor)
                                       Executive Vice President, Lincoln
                                       National Life Insurance, Co.
                                       (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                            Date
---------                        -----                            ----

  **                             President and Director           April 20, 2001
----------------------------     (Principal Executive Officer)
Jon A. Boscia


/s/ Lorry J. Stensrud            Executive Vice President,        April 20, 2001
----------------------------     Chief Executive Officer of
Lorry J. Stensrud                Annuities, and Director


 ***                             Senior Vice President, Chief     April 20, 2001
----------------------------     Financial Officer and Director
Janet Chrzan                     (Principal Accounting Officer
                                 and Principal Financial Officer)


  *                              Executive Vice President         April 20, 2001
----------------------------     and Director
Lawrence T. Rowland


                                 Executive Vice President,        April 20, 2001
----------------------------     Chief Executive Officer of
John H. Gotta                    Life Insurance, and Director


 *                               Director                         April 20, 2001
----------------------------
Richard C. Vaughan


 ***                             Director                         April 20, 2001
----------------------------
Charles E. Haldeman, Jr.


*By:/s/ Steven M. Kluever        Pursuant to a Power of Attorney filed with
    -----------------------      Post-Effective Amendment No. 55 to the
   Steven M. Kluever             Registration Statement

**By:/s/ Steven M. Kluever       Pursuant to a Power of Attorney filed with
     ----------------------      Post-Effective Amendment No. 56 to the
   Steven M. Kluever             Registration Statement

***By:/s/ Steven M. Kluever      Pursuant to a Power of Attorney filed with
      ---------------------      this Registration Statement
   Steven M. Kluever